================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Post-Effective Amendment No. 30         (File No. 33-4174) [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No. 32 (File No. 811-3500)                       [X]

                        (Check appropriate box or boxes)

                       RiverSource of New York Account 4
-----------------------------------------------------------------------------
                           (Exact Name of Registrant)

                   RiverSource Life Insurance Co. of New York
-----------------------------------------------------------------------------
                               (Name of Depositor)

      20 Madison Avenue Extension, Albany, NY                     12203
----------------------------------------------------------------------------
(Address of Depositor's Principal Executive Offices)            (Zip Code)

Depositor's Telephone Number, including Area Code (612) 678-4177

    Dixie Carroll, 50607 Ameriprise Financial Center, Minneapolis, MN 55474
-------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
   [ ]  immediately upon filing pursuant to paragraph (b)
   [X]  on April 30, 2012 pursuant to paragraph (b)
   [ ]  60 days after filing pursuant to paragraph (a)(1)
   [ ]  on (date) pursuant to paragraph (a)(1)

If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for previously filed post-effective amendment.

================================================================================

PART A

PROSPECTUS


APRIL 30, 2012


RIVERSOURCE

FLEXIBLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK (RIVERSOURCE LIFE OF NY)

            20 Madison Avenue Extension
            Albany, NY 12203

            Telephone: 1-800-541-2251


            (Home Office)

            ameriprise.com/variableannuities
            RIVERSOURCE OF NEW YORK ACCOUNT 4

NEW CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

- AllianceBernstein Variable Products Series Fund Inc.

- Columbia Funds Variable Series Trust II

- Wells Fargo Variable Funds

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC, and is available without charge by contacting RiverSource Life of NY at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees.

RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life of NY offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges may also be different between each annuity.


                        RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS  1

TABLE OF CONTENTS


KEY TERMS..............................................    3
THE CONTRACT IN BRIEF..................................    5
EXPENSE SUMMARY........................................    6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)............    9
FINANCIAL STATEMENTS...................................   10
THE VARIABLE ACCOUNT AND THE FUNDS.....................   10
THE FIXED ACCOUNT......................................   14
BUYING YOUR CONTRACT...................................   14
CHARGES................................................   15
VALUING YOUR INVESTMENT................................   17
MAKING THE MOST OF YOUR CONTRACT.......................   18
SURRENDERS.............................................   21
TSA -- SPECIAL PROVISIONS..............................   22
CHANGING OWNERSHIP.....................................   23
BENEFITS IN CASE OF DEATH..............................   23
THE ANNUITY PAYOUT PERIOD..............................   24
TAXES..................................................   25
VOTING RIGHTS..........................................   29
SUBSTITUTION OF INVESTMENTS............................   29
ABOUT THE SERVICE PROVIDERS............................   30
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION..................   31





 2  RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 3.5% but you may request we substitute an assumed investment rate of 5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.


GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our home office. "Good order" means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in "good order", your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


OWNER (YOU, YOUR): The person identified in the contract as an owner of the contract, who has the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) (including inherited IRAs) under
  Section 408(b) of the Code

- Roth IRAs (including inherited Roth IRAs) under Section 408A of the Code

- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

- Plans under Section 401(k) of the Code

- Custodial and investment only plans under Section 401(a) of the Code

- Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

- Plans under Section 457 of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


                        RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS  3

RIVERSOURCE LIFE OF NEW YORK: In this prospectus, "we," "us," "our" and "RiverSource Life of NY" refer to RiverSource Life Insurance Co. of New York.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.


 4  RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed account and/or subaccounts under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value. If the contract value goes to zero due to the underlying fund's performance or deduction of fees, the contract will no longer be in force and the contract will terminate.


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor for an explanation of the potential tax implications to you.

ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:

- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and The Funds")

- the fixed account, which earns interest at a rate that we adjust periodically. (See "The Fixed Account")

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments to your contract. (See "Buying Your Contract")

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (See "Transferring Among Accounts")

SURRENDERS: You may surrender all or part of your contract value at any time before the retirement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and tax penalties (including a 10% IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (See "Surrenders")

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (See "Benefits in Case of Death")

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (See "The Annuity Payout Period")

TAXES: Generally, income earned on your contract value grows tax deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax-free, if you meet certain distribution requirements. (See "Taxes")


                        RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS  5

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND MAY PAY WHEN YOU SURRENDER THE CONTRACT.

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE
(Contingent deferred sales load as a percentage of new purchase payments surrendered)


             YEARS FROM PURCHASE PAYMENT RECEIPT                                 SURRENDER CHARGE PERCENTAGE
                              1                                                               7%

                              2                                                               7

                              3                                                               7

                              4                                                               7

                              5                                                               7

                              6                                                               7

                             Thereafter                                                       0


SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.05% since the assumed investment rate is 3.5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE



                                                                                    $24


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value)



MORTALITY AND EXPENSE RISK FEE                                                      1%




 6  RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2011, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN EACH FUND'S PROSPECTUS.




MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(A)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.60%                1.21%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more by allocating your contract values to the subaccounts investing in funds that have adopted 12b-1 plans than under other contracts that may have subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                               ACQUIRED FUND   GROSS TOTAL
                                                               MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                          FUND NAME                               FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Growth and Income Portfolio (Class B)       0.55%      0.25%    0.05%           --%          0.85%


Columbia Variable Portfolio - Balanced Fund (Class 3)             0.64       0.13     0.16            --           0.93(1)


Columbia Variable Portfolio - Cash Management Fund (Class         0.33       0.13     0.14            --           0.60(1)
3)


Columbia Variable Portfolio - Diversified Bond Fund (Class        0.41       0.13     0.13            --           0.67
3)


Columbia Variable Portfolio - Diversified Equity Income           0.57       0.13     0.13            --           0.83
Fund (Class 3)


Columbia Variable Portfolio - Dynamic Equity Fund (Class 3)       0.66       0.13     0.16          0.01           0.96


Columbia Variable Portfolio - Global Bond Fund (Class 3)          0.55       0.13     0.16            --           0.84


Columbia Variable Portfolio - High Yield Bond Fund (Class         0.58       0.13     0.17            --           0.88(1)
3)


Columbia Variable Portfolio - International Opportunity           0.79       0.13     0.21            --           1.13
Fund (Class 3)


Columbia Variable Portfolio - Large Cap Growth Fund (Class        0.71       0.13     0.17            --           1.01
3)


Columbia Variable Portfolio - Mid Cap Growth Opportunity          0.76       0.13     0.17            --           1.06(1)
Fund (Class 3)

Wells Fargo Advantage VT Small Cap Growth Fund - Class 2          0.75       0.25     0.20          0.01           1.21







   *The Funds provided the information on their expenses and we have not independently verified the information.


  **Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.79% for Columbia Variable Portfolio - Balanced Fund (Class 3), 0.585% for Columbia Variable
     Portfolio - Cash Management Fund (Class 3), 0.845% for Columbia Variable Portfolio - High Yield Bond Fund (Class 3) and 1.005% for Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 3).





                        RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS  7

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. This example assumes the maximum fees and expenses of any of the funds. Although your actual costs may be lower, based on this assumption your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

                      $951       $1,469      $2,011      $2,779           $251        $769       $1,311      $2,779



MINIMUM EXPENSES. This example assumes the minimum fees and expenses of any of the funds. Although your actual costs may be higher, based on this assumption your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

                      $888       $1,280      $1,693      $2,132           $188        $580        $993       $2,132



(*) In these examples, the contract administrative charge is $24.


 8  RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2011.



VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                            2011   2010    2009    2008    2007    2006    2005    2004    2003    2002
---------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (6/1/2001)
Accumulation unit value at beginning of
  period                                      $1.00   $0.89   $0.75   $1.28   $1.23   $1.06   $1.02   $0.93   $0.71   $0.92
Accumulation unit value at end of period      $1.05   $1.00   $0.89   $0.75   $1.28   $1.23   $1.06   $1.02   $0.93   $0.71
Number of accumulation units outstanding at
  end of period (000 omitted)                 2,555   3,217   3,979   5,186   5,851   7,659   9,988   9,502   8,171   7,308
---------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (4/30/1986)
Accumulation unit value at beginning of
  period                                      $4.87   $4.37   $3.56   $5.12   $5.09   $4.49   $4.37   $4.02   $3.38   $3.92
Accumulation unit value at end of period      $4.94   $4.87   $4.37   $3.56   $5.12   $5.09   $4.49   $4.37   $4.02   $3.38
Number of accumulation units outstanding at
  end of period (000 omitted)                 5,809   6,616   7,658   9,311  12,158  15,354  20,048  24,789  29,626  34,687
---------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (10/25/1982)
Accumulation unit value at beginning of
  period                                      $2.72   $2.75   $2.77   $2.74   $2.64   $2.55   $2.51   $2.51   $2.53   $2.52
Accumulation unit value at end of period      $2.69   $2.72   $2.75   $2.77   $2.74   $2.64   $2.55   $2.51   $2.51   $2.53
Number of accumulation units outstanding at
  end of period (000 omitted)                   594     863   1,105   1,962   1,893   2,181   1,711   2,413   3,253   5,438
---------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (10/25/1982)
Accumulation unit value at beginning of
  period                                      $6.20   $5.78   $5.10   $5.50   $5.28   $5.11   $5.05   $4.88   $4.72   $4.52
Accumulation unit value at end of period      $6.54   $6.20   $5.78   $5.10   $5.50   $5.28   $5.11   $5.05   $4.88   $4.72
Number of accumulation units outstanding at
  end of period (000 omitted)                 2,411   2,734   3,079   3,436   3,938   4,820   6,279   7,630   9,811  12,733
---------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (6/1/2001)
Accumulation unit value at beginning of
  period                                      $1.53   $1.32   $1.05   $1.78   $1.66   $1.40   $1.25   $1.06   $0.76   $0.95
Accumulation unit value at end of period      $1.44   $1.53   $1.32   $1.05   $1.78   $1.66   $1.40   $1.25   $1.06   $0.76
Number of accumulation units outstanding at
  end of period (000 omitted)                 6,191   7,465   8,763  11,092  14,062  18,101  20,256  15,614  10,316   9,189
---------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (10/25/1982)
Accumulation unit value at beginning of
  period                                      $5.89   $5.07   $4.13   $7.21   $7.07   $6.20   $5.90   $5.62   $4.40   $5.69
Accumulation unit value at end of period      $6.14   $5.89   $5.07   $4.13   $7.21   $7.07   $6.20   $5.90   $5.62   $4.40
Number of accumulation units outstanding at
  end of period (000 omitted)                 4,788   5,491   6,375   7,729  10,038  13,116  10,770  13,632  15,977  18,385
---------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (5/1/1996)
Accumulation unit value at beginning of
  period                                      $1.93   $1.83   $1.66   $1.68   $1.58   $1.49   $1.59   $1.46   $1.30   $1.14
Accumulation unit value at end of period      $2.00   $1.93   $1.83   $1.66   $1.68   $1.58   $1.49   $1.59   $1.46   $1.30
Number of accumulation units outstanding at
  end of period (000 omitted)                 1,156   1,455   1,749   2,010   2,009   2,403   3,649   3,576   3,982   4,993
---------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (5/1/1996)
Accumulation unit value at beginning of
  period                                      $2.01   $1.78   $1.17   $1.58   $1.57   $1.43   $1.39   $1.26   $1.01   $1.10
Accumulation unit value at end of period      $2.10   $2.01   $1.78   $1.17   $1.58   $1.57   $1.43   $1.39   $1.26   $1.01
Number of accumulation units outstanding at
  end of period (000 omitted)                 1,797   2,171   2,531   3,177   4,638   6,059   8,511  10,286  11,318  11,031
---------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (1/13/1992)
Accumulation unit value at beginning of
  period                                      $2.04   $1.81   $1.44   $2.43   $2.18   $1.77   $1.57   $1.35   $1.07   $1.32
Accumulation unit value at end of period      $1.77   $2.04   $1.81   $1.44   $2.43   $2.18   $1.77   $1.57   $1.35   $1.07
Number of accumulation units outstanding at
  end of period (000 omitted)                 6,936   8,048   9,547  11,785  15,386  19,590  23,591  26,380  28,525  33,577
---------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (6/1/2001)
Accumulation unit value at beginning of
  period                                      $0.79   $0.68   $0.50   $0.91   $0.90   $0.81   $0.76   $0.71   $0.59   $0.80
Accumulation unit value at end of period      $0.76   $0.79   $0.68   $0.50   $0.91   $0.90   $0.81   $0.76   $0.71   $0.59
Number of accumulation units outstanding at
  end of period (000 omitted)                 1,766   2,412   2,659   3,177   4,521   5,429   5,496   2,023   1,844     823
---------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (6/1/2001)
Accumulation unit value at beginning of
  period                                      $1.48   $1.18   $0.73   $1.34   $1.19   $1.20   $1.10   $1.02   $0.84   $0.99
Accumulation unit value at end of period      $1.25   $1.48   $1.18   $0.73   $1.34   $1.19   $1.20   $1.10   $1.02   $0.84
Number of accumulation units outstanding at
  end of period (000 omitted)                 9,434  10,697  12,719  15,369  19,473  25,789   7,555   7,975   7,166   5,143
---------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (6/1/2001)
Accumulation unit value at beginning of
  period                                      $1.44   $1.15   $0.76   $1.31   $1.17   $0.96   $0.91   $0.81   $0.57   $0.94
Accumulation unit value at end of period      $1.36   $1.44   $1.15   $0.76   $1.31   $1.17   $0.96   $0.91   $0.81   $0.57
Number of accumulation units outstanding at
  end of period (000 omitted)                 1,757   2,237   2,622   3,168   4,444   6,329   8,033   7,848   6,807   4,352
---------------------------------------------------------------------------------------------------------------------------







                        RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS  9

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under New York law and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. Each subaccount's net assets are held in relation to the contracts described in this prospectus as well as other contracts that we issue that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts

 10 RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) or Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds). Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.64% of the average daily net assets invested in the underlying funds through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the underlying funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating sales representatives who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and sales representatives.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.


                       RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS  11

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


 12  RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS.



----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AllianceBernstein  Seeks long-term growth of capital.             AllianceBernstein L.P.
VPS Growth and
Income Portfolio
(Class B)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks maximum total investment return through  Columbia Management
Portfolio -        a combination of capital growth and current    Investment Advisers,
Balanced Fund      income.                                        LLC
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks maximum current income consistent with   Columbia Management
Portfolio - Cash   liquidity and stability of principal.          Investment Advisers,
Management Fund                                                   LLC
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income while       Columbia Management
Portfolio -        attempting to conserve the value of the        Investment Advisers,
Diversified Bond   investment for the longest period of time.     LLC
Fund (Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and, as a   Columbia Management
Portfolio -        secondary goal, steady growth of capital.      Investment Advisers,
Diversified                                                       LLC
Equity Income
Fund (Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                    Columbia Management
Portfolio - Dyna-                                                 Investment Advisers,
mic Equity Fund                                                   LLC
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Non-diversified fund that seeks high total     Columbia Management
Portfolio - Glob-  return through income and growth of capital.   Investment Advisers,
al Bond Fund                                                      LLC
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high current income, with capital        Columbia Management
Portfolio - High   growth as a secondary objective.               Investment Advisers,
Yield Bond Fund                                                   LLC
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                    Columbia Management
Portfolio - In-                                                   Investment Advisers,
ternational                                                       LLC, adviser;
Opportunity Fund                                                  Threadneedle
(Class 3)                                                         International Limited,
                                                                  an indirect wholly-
                                                                  owned subsidiary of
                                                                  Ameriprise Financial,
                                                                  sub-adviser.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.                Columbia Management
Portfolio - Large                                                 Investment Advisers,
Cap Growth Fund                                                   LLC
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks growth of capital.                       Columbia Management
Portfolio - Mid                                                   Investment Advisers,
Cap Growth                                                        LLC
Opportunity Fund
(Class 3)
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.          Wells Fargo Funds
Advantage VT                                                      Management, LLC,
Small Cap Growth                                                  adviser; Wells Capital
Fund - Class 2                                                    Management Inc., sub-
                                                                  adviser.
----------------------------------------------------------------------------------------





                       RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS  13

THE FIXED ACCOUNT

You also may allocate purchase payments and transfers to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investment of the general account. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit interest daily and compound it annually. The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for our new and existing annuities, product design, competition, and our revenues and expenses.

Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the fixed account.)

BUYING YOUR CONTRACT

New contracts are not currently being offered.

As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy.

We applied your initial purchase payment within two business days after we received it at our office. However, we will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE RETIREMENT DATE
Annuity payouts are scheduled to begin on the retirement date. This means that the contract will be annuitized (converted to a stream of monthly payments) and the first payment will be sent on the retirement date. If your contract is annuitized, the contract goes into payout mode and only the annuity payout provisions continue. Unless Annuity Payout Plan E is elected, you will no longer have access to your contract value. In addition, the death benefit will end. When we processed your application, we established the retirement date as the maximum age (or contract anniversary, if applicable). We have established a new maximum age (or contract anniversary) as described below. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

Generally, the retirement date must be no later than the later of the annuitant's 95th birthday or the tenth contract anniversary. If the annuitant was age 95 or older and past the tenth contract anniversary when the new maximum was established, the new retirement date was set to a birthday later than age
95. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.

Six months prior to your retirement date, we will contact you with your options including the option to postpone your annuitization start date to a future date. If you do not make an election, annuity payouts, using the contract's default option of Plan B - Life annuity with 10 years certain, will begin on the retirement date and monthly annuity payouts will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, payments will continue until 10 years of payments have been made.

If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new retirement date, your contract will not be automatically annuitized. If you satisfy your required minimum distributions (RMDs) for a qualified annuity in the form of partial surrenders from this contract, you are electing to defer annuitizing your contract. Contract owners of IRAs and TSAs may also be able to satisfy RMDs by electing other IRAs or TSAs, and in that case, will delay the start of annuitization payments for these contracts.


 14  RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS

BENEFICIARY
If death benefits become payable before the retirement date while the contract is in force and before annuity payouts begin, we will pay the death benefit to your named beneficiary. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS
MINIMUM ALLOWABLE PURCHASE PAYMENTS(1)
If paying by installments under a scheduled payment plan:
  $23.08 biweekly

  $50 per month

If paying by any other method:
  $50

(1) If you do not make any purchase payments for 36 months and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum.

MAXIMUM ALLOWABLE ANNUAL PURCHASE PAYMENTS(2)
  $50,000
(2) These annual limits apply in total to all RiverSource Life of NY annuities you own. We reserve the right to increase maximum limits or reduce age limits. For qualified annuities the tax- deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SCHEDULED PAYMENT PLAN

We can help you set up:

- an automatic payroll deduction, salary reduction or other group billing arrangement; or

- a bank authorization.

LIMITATIONS ON THE USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $6 from the contract value at the end of each contract quarter (each three-month period measured from the effective date of your contract). This equates to an annual charge of $24. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value. If you surrender your contract, we will deduct the quarterly charge at the time of surrender. We cannot increase the quarterly contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to your subaccounts. The unit values of your subaccounts reflect this fee and it totals 1% of the subaccounts' average daily net assets on an annual basis. This fee covers the mortality risk and expense risk that we assume. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of

                       RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS 15 owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

SURRENDER CHARGE
A surrender charge of 7% applies on each purchase payment you make. We may deduct this surrender charge if you request a surrender within six years of making that purchase payment. We calculate the surrender charge by drawing from your total contract value in the following order:

- First, we surrender any contract earnings (contract value minus all purchase payments received and not previously surrendered). We do not assess a surrender charge on this amount.

  NOTE: We determine contract earnings by looking at the entire contract value, not the earnings of any particular subaccount or fixed account.

- Next, if necessary, we surrender amounts representing purchase payments six contract years old or more and not previously surrendered. We do not assess a surrender charge on this amount.

- Finally, if necessary, we surrender amounts representing purchase payments up to six contract years old and not previously surrendered on a first-in, first-out (FIFO) basis. A surrender charge of 7% applies to any amount surrendered from these new purchase payments.

For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. The surrender charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE
Assume you requested a surrender of $1,000 and there is a surrender charge of 7%. The total amount actually deducted from your contract is $1,075.27. We determine this amount as follows:

     AMOUNT REQUESTED                        $1,000
  ------------------------         OR        ------    =    $1,075.27
  1.00 - WITHDRAWAL CHARGE                     .93


By applying the 7% surrender charge to $1,075.27, the surrender charge is $75.27. We pay you the $1,000 you requested. If you make a full surrender of your contract, we also will deduct the applicable contract administrative charge.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.05% since the assumed investment rate is 3.5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WAIVER OF SURRENDER CHARGE
We do not assess surrender charges for:

- amounts surrendered after the later of the annuitant attaining age 65 or the tenth contract anniversary;

- contracts settled using an annuity payout plan, unless Annuity Payout Plan E is later surrendered; and

- death benefits.

OTHER INFORMATION ON CHARGES: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under 59 1/2 (waived in case of death or disability).


 16  RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

VALUING YOUR INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT
We value the amounts allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and transfer amounts allocated to the fixed account;

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out; and

- minus any prorated portion of the contract administrative charge.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount or we assess a contract administrative charge or a surrender charge.

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests.

The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial surrenders;

- surrender charges; and/or

- deduction of a prorated portion of the contract administrative charge.

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fees.


                       RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS  17

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                NUMBER
By investing an equal number of dollars                            AMOUNT     ACCUMULATION     OF UNITS
each month ...                                           MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                          Jan       $100           $20           5.00

                                                          Feb        100            18           5.56

you automatically buy                                     Mar        100            17           5.88
more units when the                         (ARROW)       Apr        100            15           6.67
per unit market price is low ...                          May        100            16           6.25
                                                          Jun        100            18           5.56
                                                          Jul        100            17           5.88
and fewer units                                           Aug        100            19           5.26
when the per unit                           (ARROW)       Sept       100            21           4.76
market price is high ...                                  Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the fixed account. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next contract anniversary.

- You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).

- If we receive your request in good order within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.


 18  RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS

- If we receive your request in good order on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT INVEST IN A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for the purposes of an asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer requests, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted in writing only by first-class U.S. mail;

- not accepting telephone or electronic transfer requests;

- not accepting transfer requests of an agent acting under power of attorney; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market

                       RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS 19 timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard periodic rebalancing for the purposes of any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that the underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:

Regular mail:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
P.O. BOX 5144
ALBANY, NY 12205

Express mail:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
ALBANY, NY 12203

MINIMUM AMOUNT
Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT
Transfers or surrenders:  Contract value or entire account balance

* Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


 20  RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your sales representative can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the fixed account to the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automatic arrangement until the balance is adequate.

- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

MINIMUM AMOUNT
Transfers or surrenders:  $50

MAXIMUM AMOUNT
Transfers or surrenders: None (except for automated transfers from the fixed account)

 3 BY TELEPHONE


Call between 8 a.m. and 6 p.m. (Monday-Thursday), 8 a.m. and 4:3 0 p.m. (Friday). All Eastern Times.
1-800-541-2251 (TOLL FREE)
(518) 869-8613


MINIMUM AMOUNT
Transfers or surrenders:  $250 or entire contract balance

MAXIMUM AMOUNT
Transfers:                Contract value or entire account balance
Surrenders:               $50,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

SURRENDERS


You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request. We will process your surrender request on the valuation date we receive it. If we receive your surrender request in good order at our office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay a contract administrative charge and surrender charges (see "Charges") and federal income taxes and penalties. State and local income taxes may also apply (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout
Period -- Annuity Payout Plans").



                       RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS  21

Any partial surrenders you take under your contract will reduce your contract value. As a result, the value of your death benefit will also be reduced. In addition, surrenders you are required to take satisfy RMDs under the Code may reduce the value of certain death benefits (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions").

SURRENDER POLICIES
If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all of your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to the total contract value, unless requested otherwise. The minimum contract value after partial surrender is $600.

RECEIVING PAYMENT

 1 BY REGULAR OR EXPRESS MAIL

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

 2 BY WIRE

- request that payment be wired to your bank;

- bank account must be in the same ownership as your contract; and

- pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank for surrender payments we send by wire For instructions, please contact your sales representative.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the surrender amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities.

Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you. The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death; or


 22  RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS

  - the distribution is due to plan termination; or

  - you are a military reservist.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract values within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

- If the contract has a loan provision, the right to receive a loan from your fixed account is described in detail in your contract. You may borrow from the contract value allocated to the fixed account.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

BENEFITS IN CASE OF DEATH


We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death if you die before the retirement start date while this contract is in force. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.



If death occurs before the annuitant's 75th birthday, the beneficiary receives the greatest of:


- contract value;

- contract value as of the most recent sixth contract anniversary, minus any surrenders since that anniversary; or

- purchase payments minus any surrenders.

If death occurs on or after the annuitant's 75th birthday, the beneficiary receives the greater of:

- contract value; or


- contract value as of the most recent sixth contract anniversary, minus any surrenders since that anniversary.


IF YOU DIE BEFORE YOUR RETIREMENT DATE: When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES: If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.


                       RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS  23

QUALIFIED ANNUITIES
- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own with the contract value equal to the death benefit that would otherwise have been paid or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (Fixed payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payment for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 3.5% rate of return, which is reinvested and helps to support future payouts.

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A -- LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.


 24  RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS

- PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C -- LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will be 5.05% (see
  "Charges -- Surrender charge under Annuity Payout Plan E"). You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal (see "Taxes").

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or

- over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you have allocated to the fixed account will provide fixed dollar payouts and contract values that you have allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time amounts are applied to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

ANNUITY PAYOUTS: Generally, unlike surrenders described below, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract

                       RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS 25 is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

SURRENDERS: Generally, if you surrender all or part of your nonqualified annuity before your annuity payouts begin, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or surrender, we may deduct federal, and in some cases state, withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number and you have a valid U.S. address, you may be able to elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



MEDICARE CONTRIBUTION TAX: Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax (as an addition to income taxes). For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer's modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer's "net investment income." Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income will generally remain tax-deferred until surrendered or paid out.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A

 26  RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS

1035 exchange is a transfer of one policy or contract for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.



For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange. Different IRS limitations on surrenders apply to partial exchanges completed prior to October 24, 2011.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.


ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

SURRENDERS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special RMD rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


                       RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS  27

WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.


WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);




- to pay certain medical or education expenses (IRAs only); or

- if the distribution is made from an inherited IRA.

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.


 28  RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS

OTHER
IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE OF NY'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes is determined by applying the percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes is equal to:

- the reserve held in each account for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the annuity decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.


SUBSTITUTION OF INVESTMENTS



We may substitute the funds in which the subaccounts invest if:



- laws or regulations change;



- the existing funds become unavailable; or



- in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.



If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.



We may also:



- add new subaccounts;



- combine any two or more subaccounts;



- transfer assets to and from the subaccounts or the variable account; and



- eliminate or close any subaccounts.



We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the


                       RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS 29 subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).



In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 5.50% of purchase payments on the contract as well as service/trail commissions of up to 0.175% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- the funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
We issue the contracts. We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, New York 12203. Our mailing address is P.O. Box 5144, Albany, New York 12205. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life of NY is responding to a request for information from the New York insurance regulator which was sent to all life insurers conducting business in New York.



 30  RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS

RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2011...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firms..................................  p.  5
Financial Statements





                       RIVERSOURCE FLEXIBLE ANNUITY - NEW YORK -- PROSPECTUS  31

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Co. of New York
20 Madison Ave. Extension
Albany, NY 12203

1-800-541-2251


RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and
                         annuity products are issued by
RiverSource Life Insurance Co. of New York, Albany, New York. Both companies are affiliated with Ameriprise Financial Services, Inc.
Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuities in New York.


       2008-2012 RiverSource Life Insurance Company. All rights reserved.


S-6175 AE (4/12)

PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR

                         RIVERSOURCE(R) FLEXIBLE ANNUITY

                        RIVERSOURCE OF NEW YORK ACCOUNT 4
        (previously IDS Life of New York Accounts 4, 5, 6, 9, 10, 12, 13,
                             15, 16, 17, 18 and 19)


                                 APRIL 30, 2012


RiverSource of New York Account 4 is a separate account established and maintained by RiverSource Life Insurance Co. of New York (RiverSource Life of
NY).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5144
Albany, NY 12203

1-800-541-2251



S-6336 M (4/12)

TABLE OF CONTENTS


Calculating Annuity Payouts.....................................................   p. 3
Rating Agencies.................................................................   p. 4
Revenues Received During Calendar Year 2011.....................................   p. 4
Principal Underwriter...........................................................   p. 5
Independent Registered Public Accounting Firms..................................   p. 5
Financial Statements






 2    RIVERSOURCE OF NEW YORK ACCOUNT 4

CALCULATING ANNUITY PAYOUTS

THE VARIABLE ACCOUNTS
We do the following calculations separately for each of the variable accounts. The separate monthly payouts, added together, make up your total variable annuity payout.

INITIAL PAYOUT: To compute your first monthly payment, we:

-  determine the dollar value of your contract on the valuation date; then

- apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

ANNUITY UNITS: We then convert the value of each variable account to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date. The number of units in your variable account is fixed. The value of units fluctuates with the performance of the underlying fund.

SUBSEQUENT PAYOUTS: To compute later payouts, we multiply:

-  the annuity unit value on the valuation date; by

-  the fixed number of annuity units credited to you.

ANNUITY UNIT VALUES: We originally set this value at $1 for each variable account. To calculate later values we multiply the last annuity value by the product of:

-  the net investment factor; and

-  the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed investment rate built into the annuity table. With an assumed investment rate of 3.5%, the neutralizing factor is 0.999906 for a one day valuation period.

NET INVESTMENT FACTOR: We determine the net investment factor by:

- adding the fund's current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a variable account.

THE FIXED ACCOUNT
We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

- take the value of your fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then

- using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.


                                         RIVERSOURCE OF NEW YORK ACCOUNT 4    3

RATING AGENCIES

Generally, RiverSource Life of NY does not receive individual ratings from rating agencies but receives the same ratings as its parent, RiverSource Life Insurance Company. Rating agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the variable accounts. This information generally does not relate to the management or performance of the variable accounts.

For detailed information on the agency ratings given to RiverSource Life of NY, see "Debt & Ratings Information" under "Investors Relations" on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best                                                                       www.ambest.com
Fitch                                                                     www.fitchratings.com
Moody's                                                               www.moodys.com/insurance
Standard & Poor's                                                     www.standardandpoors.com


A.M. Best -- Rates insurance companies for their financial strength.

Fitch -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

Standard & Poor's -- Rates insurance companies for their financial strength.


REVENUES RECEIVED DURING CALENDAR YEAR 2011



The following table shows the funds ranked according to highest to lowest total dollar amounts the funds and their affiliates paid to RiverSource Life Insurance Company and its affiliates in 2011. Some of these funds may not be available under your contract or policy. Please see your contract or policy prospectus regarding the investment options available to you.





------------------------------------------------------------------------------------------
Affiliated Funds*                                                             $375,323,649
Fidelity(R) Variable Insurance Products                                       $ 11,211,449
Oppenheimer Variable Account Funds                                            $  7,731,600
Invesco Variable Insurance Funds/Invesco Van Kampen Variable Insurance Funds  $  6,416,521
AllianceBernstein Variable Products Series Fund, Inc.                         $  3,863,548
Franklin(R) Templeton(R) Variable Insurance Products Trust                    $  3,689,040
American Century(R) Variable Portfolios, Inc.                                 $  3,226,293
Wells Fargo Advantage Variable Trust Funds                                    $  2,668,938
MFS(R) Variable Insurance Trust(SM)                                           $  2,652,876
Goldman Sachs Variable Insurance Trust                                        $  2,628,979
Janus Aspen Series                                                            $  2,104,576
Eaton Vance Variable Trust                                                    $  1,540,399
PIMCO Variable Insurance Trust                                                $  1,511,877
Morgan Stanley UIF                                                            $  1,222,625
Credit Suisse Trust                                                           $    967,210
Putnam Variable Trust                                                         $    886,796
Royce Capital Fund                                                            $    333,149
Third Avenue Variable Series Trust                                            $    284,955
Neuberger Berman Advisers Management Trust                                    $    141,445
Dreyfus Investment Portfolios/Dreyfus Variable Investment Fund                $    110,050
Calvert Variable Series, Inc.                                                 $    104,488
Legg Mason Partners Variable Portfolios                                       $     41,396
Lincoln Variable Insurance Products Trust                                     $      2,074
Lazard Retirement Series, Inc.                                                $      1,336
J.P. Morgan Series Trust II                                                   $      1,145
------------------------------------------------------------------------------------------





* Affiliated Funds include funds offered under: Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I, Columbia Funds Variable Series Trust II and Wanger Advisors Trust.



 4    RIVERSOURCE OF NEW YORK ACCOUNT 4

PRINCIPAL UNDERWRITER


RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the contracts, which are offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The contracts are offered to the public through certain securities broker-dealers that have entered into sales agreements with RiverSource Life and RiverSource Distributors and whose personnel are legally authorized to sell annuity and life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.



The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life of NY for the variable accounts in 2011 was $26,901,811, in 2010 was $22,718,221, and in 2009 was $17,842,976. RiverSource
Distributors retained no underwriting commissions from the sale of the contracts.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS



The financial statements of RiverSource Life Insurance Co. of New York as of December 31, 2011 and for the period then ended and the financial statements of each of the divisions of RiverSource of New York Account 4 as of December 31, 2011 and for the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 225 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.



The statements of changes in net assets of each of the divisions of RiverSource of New York Account 4 for the periods ended December 31, 2010, as disclosed in the financial statements included in this Statement of Additional Information have been included in reliance on the reports of Ernst & Young LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



                                         RIVERSOURCE OF NEW YORK ACCOUNT 4    5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE BOARD OF DIRECTORS OF



RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK



In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Account 4 (the Account) sponsored by RiverSource Life Insurance Co. of New York, referred to in Note 1, at December 31, 2011, the results of their operations for the period then ended, and the changes in their net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the affiliated and unaffiliated mutual fund managers, provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP


April 20, 2012



 6    RIVERSOURCE OF NEW YORK ACCOUNT 4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



THE BOARD OF DIRECTORS



RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK



We have audited the accompanying individual statements of changes in net assets of the divisions of RiverSource of New York Account 4 (the Account) sponsored by RiverSource Life Insurance Co. of New York, referred to in Note 1, for year ended December 31, 2010. These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform audits of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the changes in net assets of the divisions of RiverSource of New York Account 4, referred to in Note 1, for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.


                                        (/s/ ERNST & YOUNG LLP)


Minneapolis, Minnesota


April 22, 2011



                                         RIVERSOURCE OF NEW YORK ACCOUNT 4    7

STATEMENTS OF ASSETS AND LIABILITIES



                                                   AB VPS        COL VP          COL VP          COL VP        COL VP
                                                 GRO & INC,       BAL,         CASH MGMT,      DIV BOND,    DIV EQ INC,
DEC. 31, 2011                                       CL B          CL 3            CL 3            CL 3          CL 3
 ASSETS
Investments, at fair value(1),(2)               $ 2,712,491    $29,826,598     $1,756,437     $16,016,610    $8,983,912
Dividends receivable                                     --             --              1              --            --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                      --             --             --              --            --
Receivable for share redemptions                     13,392             --             --              --            --
-----------------------------------------------------------------------------------------------------------------------
Total assets                                      2,725,883     29,826,598      1,756,438      16,016,610     8,983,912
-----------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                    2,255         24,750          1,483          13,240         7,433
    Contract terminations                            11,137         22,007          2,444          48,059        21,860
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                    13,392         46,757          3,927          61,299        29,293
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                             2,673,714     28,692,161      1,600,113      15,781,016     8,894,399
Net assets applicable to contracts in payment
  period                                             38,777      1,087,680        152,398         174,295        60,220
-----------------------------------------------------------------------------------------------------------------------
Total net assets                                $ 2,712,491    $29,779,841     $1,752,511     $15,955,311    $8,954,619
-----------------------------------------------------------------------------------------------------------------------
(1) Investment shares                               151,875      2,106,398      1,756,437       1,430,054       718,138
(2) Investments, at cost                        $ 3,077,862    $31,294,635     $1,755,871     $15,438,679    $8,761,557
-----------------------------------------------------------------------------------------------------------------------


                                                   COL VP        COL VP          COL VP          COL VP        COL VP
                                                  DYN EQ,     GLOBAL BOND,   HI YIELD BOND,    INTL OPP,    LG CAP GRO,
DEC. 31, 2011 (CONTINUED)                           CL 3          CL 3            CL 3            CL 3          CL 3
 ASSETS
Investments, at fair value(1),(2)               $30,136,495     $2,367,566     $3,912,278     $12,512,087    $1,351,325
Dividends receivable                                     --             --             --              --            --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                      --             --          2,952           2,207           230
Receivable for share redemptions                         --             --             --              --            --
-----------------------------------------------------------------------------------------------------------------------
Total assets                                     30,136,495      2,367,566      3,915,230      12,514,294     1,351,555
-----------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                   24,889          1,966          3,216          10,374         1,146
    Contract terminations                            25,574          1,694             --              --            --
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                    50,463          3,660          3,216          10,374         1,146
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                            29,406,351      2,315,335      3,778,747      12,293,308     1,341,257
Net assets applicable to contracts in payment
  period                                            679,681         48,571        133,267         210,612         9,152
-----------------------------------------------------------------------------------------------------------------------
Total net assets                                $30,086,032     $2,363,906     $3,912,014     $12,503,920    $1,350,409
-----------------------------------------------------------------------------------------------------------------------
(1) Investment shares                             1,482,366        199,795        581,319       1,198,476       204,746
(2) Investments, at cost                        $35,336,347     $2,220,628     $4,016,844     $14,616,287    $1,300,324
-----------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


 8    RIVERSOURCE OF NEW YORK ACCOUNT 4

STATEMENTS OF ASSETS AND LIABILITIES


                                                                                     COL VP
                                                                                    MID CAP         WF ADV
                                                                                    GRO OPP,    VT SM CAP GRO,
DEC. 31, 2011 (CONTINUED)                                                             CL 3           CL 2
 ASSETS
Investments, at fair value(1),(2)                                                 $11,968,221     $2,437,743
Dividends receivable                                                                       --             --
Accounts receivable from RiverSource Life of NY for contract
  purchase payments                                                                       877             --
Receivable for share redemptions                                                           --          2,045
--------------------------------------------------------------------------------------------------------------
Total assets                                                                       11,969,098      2,439,788
--------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                                                      9,925          2,019
    Contract terminations                                                                  --             26
--------------------------------------------------------------------------------------------------------------
Total liabilities                                                                       9,925          2,045
--------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period                          11,753,200      2,397,084
Net assets applicable to contracts in payment period                                  205,973         40,659
--------------------------------------------------------------------------------------------------------------
Total net assets                                                                  $11,959,173     $2,437,743
--------------------------------------------------------------------------------------------------------------
(1) Investment shares                                                                 969,872        317,414
(2) Investments, at cost                                                          $11,459,401     $2,211,237
--------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.



                                         RIVERSOURCE OF NEW YORK ACCOUNT 4    9

STATEMENTS OF OPERATIONS



                                             AB VPS        COL VP          COL VP            COL VP            COL VP
                                           GRO & INC,       BAL,         CASH MGMT,         DIV BOND,        DIV EQ INC,
YEAR ENDED DEC. 31, 2011                      CL B          CL 3            CL 3              CL 3              CL 3
 INVESTMENT INCOME
Dividend income                             $  32,049     $      --       $     209          $ 748,892       $       --
Variable account expenses                      29,417       321,954          20,900            165,943          105,022
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                 2,632      (321,954)        (20,691)           582,949         (105,022)
-------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                       881,870     4,807,624       1,141,115          2,804,861        2,311,094
    Cost of investments sold                1,009,442     5,049,196       1,140,706          2,730,338        2,164,975
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                (127,572)     (241,572)            409             74,523          146,119
Distributions from capital gains                   --            --              --                 --               --
Net change in unrealized appreciation or
  depreciation of investments                 290,459     1,036,322            (409)           244,748         (643,984)
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                162,887       794,750              --            319,271         (497,865)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 $ 165,519     $ 472,796       $ (20,691)         $ 902,220       $ (602,887)
-------------------------------------------------------------------------------------------------------------------------


                                             COL VP        COL VP          COL VP            COL VP            COL VP
                                             DYN EQ,    GLOBAL BOND,   HI YIELD BOND,       INTL OPP,        LG CAP GRO,
YEAR ENDED DEC. 31, 2011 (CONTINUED)          CL 3          CL 3            CL 3              CL 3              CL 3
 INVESTMENT INCOME
Dividend income                             $      --      $ 74,739       $ 338,244         $  202,842         $     --
Variable account expenses                     323,886        26,457          41,718            153,209           16,927
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net              (323,886)       48,282         296,526             49,633          (16,927)
-------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                     4,893,826       843,474       1,183,429          2,583,185          628,165
    Cost of investments sold                5,813,575       784,125       1,184,519          2,692,806          571,928
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                (919,749)       59,349          (1,090)          (109,621)          56,237
Distributions from capital gains                   --        13,036              --                 --               --
Net change in unrealized appreciation or
  depreciation of investments               2,595,640       (20,472)        (99,944)        (1,929,551)         (90,215)
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments              1,675,891        51,913        (101,034)        (2,039,172)         (33,978)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                $1,352,005      $100,195       $ 195,492        $(1,989,539)        $(50,905)
-------------------------------------------------------------------------------------------------------------------------


                                                                                             COL VP            WF ADV
                                                                                        MID CAP GRO OPP,   VT SM CAP GRO,
YEAR ENDED DEC. 31, 2011 (CONTINUED)                                                          CL 3              CL 2
 INVESTMENT INCOME
Dividend income                                                                             $       --         $     --
Variable account expenses                                                                      147,125           28,542
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                               (147,125)         (28,542)
-------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                                                                      2,170,144          839,912
    Cost of investments sold                                                                 1,856,266          743,812
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                                                                  313,878           96,100
Distributions from capital gains                                                                    --               --
Net change in unrealized appreciation or
  depreciation of investments                                                               (2,550,464)        (231,997)
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                              (2,236,586)        (135,897)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                                                $(2,383,711)       $(164,439)
-------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 10    RIVERSOURCE OF NEW YORK ACCOUNT 4

STATEMENTS OF CHANGES IN NET ASSETS



                                                     AB VPS        COL VP       COL VP        COL VP        COL VP
                                                   GRO & INC,       BAL,      CASH MGMT,    DIV BOND,    DIV EQ INC,
YEAR ENDED DEC. 31, 2011                              CL B          CL 3         CL 3          CL 3          CL 3
 OPERATIONS
Investment income (loss) -- net                    $    2,632   $  (321,954)  $  (20,691)  $   582,949   $  (105,022)
Net realized gain (loss) on sales of investments     (127,572)     (241,572)         409        74,523       146,119
Distributions from capital gains                           --            --           --            --            --
Net change in unrealized appreciation or
  depreciation of investments                         290,459     1,036,322         (409)      244,748      (643,984)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     165,519       472,796      (20,691)      902,220      (602,887)
--------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                             36,422       193,128       28,166        91,456       146,497
Net transfers(1)                                     (146,038)     (547,180)    (170,133)      270,142      (406,825)
Transfers for policy loans                              3,472        36,921       15,987        19,710        17,255
Adjustments to net assets allocated to contracts
  in payment period                                   (11,782)     (128,499)      (4,966)      (21,162)      (16,296)
Contract charges                                       (2,218)      (27,513)      (1,723)      (12,152)       (7,420)
Contract terminations:
    Surrender benefits                               (558,905)   (2,951,726)    (572,282)   (2,242,404)   (1,544,341)
    Death benefits                                    (26,863)     (702,865)     (26,626)     (178,230)     (115,216)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       (705,912)   (4,127,734)    (731,577)   (2,072,640)   (1,926,346)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     3,252,884    33,434,779    2,504,779    17,125,731    11,483,852
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $2,712,491   $29,779,841   $1,752,511   $15,955,311   $ 8,954,619
--------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              3,216,503     6,616,072      862,668     2,734,154     7,464,995
Contract purchase payments                             35,406        39,032       10,430        14,421        98,296
Net transfers(1)                                     (138,293)     (112,034)     (62,903)       41,072      (275,486)
Transfers for policy loans                              3,310         7,482        5,896         3,103        11,385
Contract charges                                       (2,159)       (5,598)        (637)       (1,914)       (4,978)
Contract terminations:
    Surrender benefits                               (532,390)     (595,193)    (211,338)     (351,504)   (1,025,672)
    Death benefits                                    (26,895)     (140,742)      (9,820)      (27,955)      (77,351)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    2,555,482     5,809,019      594,296     2,411,377     6,191,189
--------------------------------------------------------------------------------------------------------------------





(1)    Includes transfer activity from (to) other divisions and transfers from
       (to) RiverSource Life of NY's fixed account.



See accompanying notes to financial statements.



                                        RIVERSOURCE OF NEW YORK ACCOUNT 4    11

STATEMENTS OF CHANGES IN NET ASSETS



                                                   COL VP        COL VP          COL VP          COL VP        COL VP
                                                  DYN EQ,     GLOBAL BOND,   HI YIELD BOND,    INTL OPP,    LG CAP GRO,
YEAR ENDED DEC. 31, 2011 (CONTINUED)                CL 3          CL 3            CL 3            CL 3          CL 3
 OPERATIONS
Investment income (loss) -- net                 $  (323,886)   $   48,282      $  296,526     $    49,633    $  (16,927)
Net realized gain (loss) on sales of
  investments                                      (919,749)       59,349          (1,090)       (109,621)       56,237
Distributions from capital gains                         --        13,036              --              --            --
Net change in unrealized appreciation or
  depreciation of investments                     2,595,640       (20,472)        (99,944)     (1,929,551)      (90,215)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       1,352,005       100,195         195,492      (1,989,539)      (50,905)
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                          380,614         7,309          34,780         158,862        30,446
Net transfers(1)                                 (1,024,595)        1,226         (72,244)       (542,195)     (146,504)
Transfers for policy loans                           70,635         4,648           4,604          20,926         1,235
Adjustments to net assets allocated to
  contracts in payment period                       (90,106)       (6,983)        (17,496)        (34,998)         (726)
Contract charges                                    (33,097)       (1,870)         (2,708)        (13,556)       (1,146)
Contract terminations:
    Surrender benefits                           (3,276,060)     (574,889)       (699,341)     (1,606,796)     (397,856)
    Death benefits                                 (399,438)      (26,745)        (38,873)       (217,875)       (5,894)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions   (4,372,047)     (597,304)       (791,278)     (2,235,632)     (520,445)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  33,106,074     2,861,015       4,507,800      16,729,091     1,921,759
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $30,086,032    $2,363,906      $3,912,014     $12,503,920    $1,350,409
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            5,491,197     1,454,625       2,170,868       8,048,463     2,411,896
Contract purchase payments                           61,773         3,699          16,822          80,660        38,261
Net transfers(1)                                   (169,576)          522         (35,187)       (282,007)     (192,678)
Transfers for policy loans                           11,651         2,351           2,272          10,729         1,556
Contract charges                                     (5,500)         (944)         (1,311)         (6,871)       (1,431)
Contract terminations:
    Surrender benefits                             (536,458)     (290,572)       (337,364)       (803,511)     (483,991)
    Death benefits                                  (64,663)      (13,302)        (19,256)       (111,670)       (7,243)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  4,788,424     1,156,379       1,796,844       6,935,793     1,766,370
-----------------------------------------------------------------------------------------------------------------------





(1)    Includes transfer activity from (to) other divisions and transfers from
       (to) RiverSource Life of NY's fixed account.



See accompanying notes to financial statements.



 12    RIVERSOURCE OF NEW YORK ACCOUNT 4

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                    COL VP            WF ADV
                                                                               MID CAP GRO OPP,   VT SM CAP GRO,
YEAR ENDED DEC. 31, 2011 (CONTINUED)                                                 CL 3              CL 2


 OPERATIONS
Investment income (loss) -- net                                                   $  (147,125)      $  (28,542)
Net realized gain (loss) on sales of investments                                      313,878           96,100
Distributions from capital gains                                                           --               --
Net change in unrealized appreciation or depreciation of
  investments                                                                      (2,550,464)        (231,997)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                                       (2,383,711)        (164,439)
----------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                                            161,114           58,527
Net transfers(1)                                                                     (367,748)        (205,790)
Transfers for policy loans                                                             34,917            7,021
Adjustments to net assets allocated to contracts in payment
  period                                                                              (34,366)          (5,669)
Contract charges                                                                      (13,803)          (1,914)
Contract terminations:
    Surrender benefits                                                             (1,465,332)        (507,991)
    Death benefits                                                                   (101,164)         (21,017)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                     (1,786,382)        (676,833)
----------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                    16,129,266        3,279,015
----------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                         $11,959,173       $2,437,743
----------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                             10,696,856        2,236,802
Contract purchase payments                                                            114,769           42,830
Net transfers(1)                                                                     (274,226)        (152,467)
Transfers for policy loans                                                             24,769            5,004
Contract charges                                                                       (9,863)          (1,374)
Contract terminations:
    Surrender benefits                                                             (1,042,096)        (356,988)
    Death benefits                                                                    (76,336)         (16,429)
----------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                    9,433,873        1,757,378
----------------------------------------------------------------------------------------------------------------





(1)    Includes transfer activity from (to) other divisions and transfers from
       (to) RiverSource Life of NY's fixed account.



See accompanying notes to financial statements.



                                        RIVERSOURCE OF NEW YORK ACCOUNT 4    13

STATEMENTS OF CHANGES IN NET ASSETS



                                                     AB VPS        COL VP       COL VP        COL VP        COL VP
                                                   GRO & INC,       BAL,      CASH MGMT,    DIV BOND,    DIV EQ INC,
YEAR ENDED DEC. 31, 2010                              CL B          CL 3         CL 3          CL 3          CL 3
 OPERATIONS
Investment income (loss) -- net                    $  (32,857)  $  (329,204)  $  (27,442)  $   814,578   $  (109,648)
Net realized gain (loss) on sales of investments     (303,912)     (994,812)         536        60,493      (140,587)
Net change in unrealized appreciation or
  depreciation of investments                         679,379     4,843,965         (536)      371,119     1,822,636
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     342,610     3,519,949      (27,442)    1,246,190     1,572,401
--------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                             48,507       280,449      121,694        90,093       197,037
Net transfers(1)                                     (322,151)   (1,029,963)    (379,411)      331,532      (269,183)
Transfers for policy loans                              4,216        68,277        4,432        20,288        23,078
Adjustments to net assets allocated to contracts
  in payment period                                   (10,826)     (129,434)      (5,266)      (22,680)      (18,403)
Contract charges                                       (2,529)      (30,859)      (2,215)      (13,960)       (8,282)
Contract terminations:
    Surrender benefits                               (408,260)   (3,321,526)    (396,741)   (2,093,151)   (1,567,062)
    Death benefits                                     (2,533)     (614,085)     (11,524)     (412,220)      (87,884)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       (693,576)   (4,777,141)    (669,031)   (2,100,098)   (1,730,699)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     3,603,850    34,691,971    3,201,252    17,979,639    11,642,150
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $3,252,884   $33,434,779   $2,504,779   $17,125,731   $11,483,852
--------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              3,979,164     7,657,840    1,105,241     3,078,669     8,762,658
Contract purchase payments                             53,578        62,363       44,645        14,936       145,529
Net transfers(1)                                     (364,667)     (231,399)    (138,555)       54,566      (214,362)
Transfers for policy loans                              4,644        15,396        1,622         3,346        17,144
Contract charges                                       (2,812)       (6,946)        (810)       (2,316)       (6,162)
Contract terminations:
    Surrender benefits                               (450,674)     (705,240)    (145,260)     (346,830)   (1,171,604)
    Death benefits                                     (2,730)     (175,942)      (4,215)      (68,217)      (68,208)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    3,216,503     6,616,072      862,668     2,734,154     7,464,995
--------------------------------------------------------------------------------------------------------------------





(1)    Includes transfer activity from (to) other divisions and transfers from
       (to) RiverSource Life of NY's fixed account.





See accompanying notes to financial statements.



 14    RIVERSOURCE OF NEW YORK ACCOUNT 4

STATEMENTS OF CHANGES IN NET ASSETS



                                                   COL VP        COL VP          COL VP          COL VP        COL VP
                                                  DYN EQ,     GLOBAL BOND,   HI YIELD BOND,    INTL OPP,    LG CAP GRO,
YEAR ENDED DEC. 31, 2010 (CONTINUED)                CL 3          CL 3            CL 3            CL 3          CL 3
 OPERATIONS
Investment income (loss) -- net                 $  (315,571)   $  107,775      $  354,925     $    71,213    $  (17,711)
Net realized gain (loss) on sales of
  investments                                    (2,100,276)       40,807         (38,733)       (479,102)      (20,254)
Net change in unrealized appreciation or
  depreciation of investments                     7,157,484        13,485         228,056       2,270,056       308,345
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       4,741,637       162,067         544,248       1,862,167       270,380
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                          433,190        16,912          47,520         220,294        33,112
Net transfers(1)                                 (1,138,638)       15,744          54,893        (578,229)         (716)
Transfers for policy loans                           89,834         6,294           5,723          25,096         8,464
Adjustments to net assets allocated to
  contracts in payment period                       (93,404)       (6,868)        (16,981)         67,659          (666)
Contract charges                                    (36,624)       (2,169)         (3,176)        (15,482)       (1,253)
Contract terminations:
    Surrender benefits                           (3,563,491)     (578,037)       (609,088)     (2,153,193)     (188,846)
    Death benefits                                 (399,951)       (9,852)       (167,433)       (194,012)      (25,006)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions   (4,709,084)     (557,976)       (688,542)     (2,627,867)     (174,911)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  33,073,521     3,256,924       4,652,094      17,494,791     1,826,290
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $33,106,074    $2,861,015      $4,507,800     $16,729,091    $1,921,759
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            6,375,090     1,749,341       2,530,691       9,547,396     2,659,237
Contract purchase payments                           83,335         9,156          25,300         121,843        46,967
Net transfers(1)                                   (220,577)       10,021          27,594        (319,341)        1,431
Transfers for policy loans                           17,369         3,377           3,085          14,389        11,987
Contract charges                                     (7,082)       (1,163)         (1,691)         (8,564)       (1,790)
Contract terminations:
    Surrender benefits                             (678,890)     (310,865)       (323,443)     (1,193,414)     (270,188)
    Death benefits                                  (78,048)       (5,242)        (90,668)       (113,846)      (35,748)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  5,491,197     1,454,625       2,170,868       8,048,463     2,411,896
-----------------------------------------------------------------------------------------------------------------------





(1)    Includes transfer activity from (to) other divisions and transfers from
       (to) RiverSource Life of NY's fixed account.





See accompanying notes to financial statements.



                                        RIVERSOURCE OF NEW YORK ACCOUNT 4    15

STATEMENTS OF CHANGES IN NET ASSETS



                                                                        COL VP            WF ADV
                                                                   MID CAP GRO OPP,   VT SM CAP GRO,
YEAR ENDED DEC. 31, 2010 (CONTINUED)                                     CL 3              CL 2
 OPERATIONS
Investment income (loss) -- net                                       $  (149,241)      $  (30,579)
Net realized gain (loss) on sales of investments                          112,774           (7,366)
Net change in unrealized appreciation or depreciation of
  investments                                                           3,418,675          737,734
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         3,382,208          699,789
----------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                                172,931           63,430
Net transfers(1)                                                         (499,967)        (180,796)
Transfers for policy loans                                                 37,177           11,958
Adjustments to net assets allocated to contracts in payment
  period                                                                  (36,802)          (5,111)
Contract charges                                                          (15,586)          (2,148)
Contract terminations:
    Surrender benefits                                                 (2,108,091)        (362,431)
    Death benefits                                                       (133,855)          (5,680)
----------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                         (2,584,193)        (480,778)
----------------------------------------------------------------------------------------------------
Net assets at beginning of year                                        15,331,251        3,060,004
----------------------------------------------------------------------------------------------------
Net assets at end of year                                             $16,129,266       $3,279,015
----------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                 12,719,426        2,621,724
Contract purchase payments                                                135,727           50,987
Net transfers(1)                                                         (395,068)        (151,391)
Transfers for policy loans                                                 29,694            9,600
Contract charges                                                          (12,439)          (1,742)
Contract terminations:
    Surrender benefits                                                 (1,673,951)        (287,988)
    Death benefits                                                       (106,533)          (4,388)
----------------------------------------------------------------------------------------------------
Units outstanding at end of year                                       10,696,856        2,236,802
----------------------------------------------------------------------------------------------------





(1)    Includes transfer activity from (to) other divisions and transfers from
       (to) RiverSource Life of NY's fixed account.



See accompanying notes to financial statements.



 16    RIVERSOURCE OF NEW YORK ACCOUNT 4

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION


RiverSource of New York Account 4 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.



The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life of NY. The following is a list of each variable annuity product funded through the Account.



RiverSource(R) Employee Benefit Annuity*


RiverSource(R) Flexible Annuity


RiverSource(R) Variable Retirement and Combination Retirement Annuities*





   * New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.



The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts.



DIVISION                           FUND
--------------------------------------------------------------------------------------------------------------
AB VPS Gro & Inc, Cl B             AllianceBernstein VPS Growth and Income Portfolio (Class B)
Col VP Bal, Cl 3                   Columbia Variable Portfolio - Balanced Fund (Class 3)
Col VP Cash Mgmt, Cl 3             Columbia Variable Portfolio - Cash Management Fund (Class 3)
Col VP Div Bond, Cl 3              Columbia Variable Portfolio - Diversified Bond Fund (Class 3)
Col VP Div Eq Inc, Cl 3            Columbia Variable Portfolio - Diversified Equity Income Fund (Class 3)
Col VP Dyn Eq, Cl 3                Columbia Variable Portfolio - Dynamic Equity Fund (Class 3)
Col VP Global Bond, Cl 3           Columbia Variable Portfolio - Global Bond Fund (Class 3)
Col VP Hi Yield Bond, Cl 3         Columbia Variable Portfolio - High Yield Bond Fund (Class 3)
Col VP Intl Opp, Cl 3              Columbia Variable Portfolio - International Opportunity Fund (Class 3)
Col VP Lg Cap Gro, Cl 3            Columbia Variable Portfolio - Large Cap Growth Fund (Class 3)
Col VP Mid Cap Gro Opp, Cl 3       Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 3)
WF Adv VT Sm Cap Gro, Cl 2         Wells Fargo Advantage VT Small Cap Growth Fund - Class 2
--------------------------------------------------------------------------------------------------------------






The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.



RiverSource Life of NY serves as issuer of the contract.



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


INVESTMENTS IN THE FUNDS


Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.



Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division's share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.



The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:



     Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.



     Level 2 - Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.



     Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.



                                        RIVERSOURCE OF NEW YORK ACCOUNT 4    17

The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value which is the net asset value per share as determined by the respective Funds. There were no transfers between levels in the periods ended Dec. 31, 2011.



VARIABLE PAYOUT


Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate would be 5%, as regulated by the laws of the state. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.



FEDERAL INCOME TAXES


RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.



SUBSEQUENT EVENTS


Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through April 20, 2012. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account's financial statements.



USE OF ESTIMATES


The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.



3. VARIABLE ACCOUNT EXPENSES


RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.00% of the average daily net assets of each subaccount.



4. CONTRACT CHARGES


RiverSource Life of NY deducts a contract administrative charge of $20 to $30 per year on the contract anniversary depending upon the product selected. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.



5. SURRENDER CHARGES


RiverSource Life of NY may use a surrender charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender charge will apply for a maximum number of years, as depicted in the surrender charge schedule included in the applicable product's prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract surrender benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for surrenders are not identified on an individual division basis.



6. RELATED PARTY TRANSACTIONS


RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).



On May 1, 2010, Ameriprise Financial announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the Columbia Transaction). In connection with the Columbia Transaction, effective May 1, 2010, certain Fund's investment manager, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, changed its name to Columbia Management Investment Advisers, LLC. Certain divisions invest in Funds managed by Columbia Management Investment Advisers, LLC and Columbia Wanger Asset Management, LLC, both affiliates of Ameriprise Financial.



 18    RIVERSOURCE OF NEW YORK ACCOUNT 4

The following table reflects fees paid by certain funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund's Annual Report.




FEE AGREEMENT:                                                   FEES PAID TO:
------------------------------------------------------------------------------------------------------------------------
Investment Management Services Agreement                         Columbia Management Investment Advisers, LLC
------------------------------------------------------------------------------------------------------------------------
Administrative Services Agreement                                Columbia Management Investment Advisers, LLC
------------------------------------------------------------------------------------------------------------------------
Transfer Agency and Servicing Agreement                          Columbia Management Investment Services Corp.
------------------------------------------------------------------------------------------------------------------------
Plan and Agreement of Distribution Pursuant to Rule 12b-1        Columbia Management Investment Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------




7. INVESTMENT TRANSACTIONS


The divisions' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2011 were as follows:



DIVISION                                PURCHASES
--------------------------------------------------
AB VPS Gro & Inc, Cl B                  $  178,590
Col VP Bal, Cl 3                           350,770
Col VP Cash Mgmt, Cl 3                     390,611
Col VP Div Bond, Cl 3                    1,357,150
Col VP Div Eq Inc, Cl 3                    285,225
Col VP Dyn Eq, Cl 3                        195,751
Col VP Global Bond, Cl 3                   303,946
Col VP Hi Yield Bond, Cl 3                 670,725
Col VP Intl Opp, Cl 3                      376,884
Col VP Lg Cap Gro, Cl 3                     90,122
Col VP Mid Cap Gro Opp, Cl 3               217,997
WF Adv VT Sm Cap Gro, Cl 2                 134,537
--------------------------------------------------





                                        RIVERSOURCE OF NEW YORK ACCOUNT 4    19

8. FINANCIAL HIGHLIGHTS


The table below shows certain financial information regarding the divisions.



                                                   AB VPS        COL VP        COL VP        COL VP        COL VP
                                                 GRO & INC,       BAL,       CASH MGMT,     DIV BOND,    DIV EQ INC,
                                                    CL B          CL 3          CL 3          CL 3          CL 3
                                                --------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2007                                    $1.28          $5.12        $2.74          $5.50         $1.78
At Dec. 31, 2008                                    $0.75          $3.56        $2.77          $5.10         $1.05
At Dec. 31, 2009                                    $0.89          $4.37        $2.75          $5.78         $1.32
At Dec. 31, 2010                                    $1.00          $4.87        $2.72          $6.20         $1.53
At Dec. 31, 2011                                    $1.05          $4.94        $2.69          $6.54         $1.44
--------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2007                                    5,851         12,158        1,893          3,938        14,062
At Dec. 31, 2008                                    5,186          9,311        1,962          3,436        11,092
At Dec. 31, 2009                                    3,979          7,658        1,105          3,079         8,763
At Dec. 31, 2010                                    3,217          6,616          863          2,734         7,465
At Dec. 31, 2011                                    2,555          5,809          594          2,411         6,191
--------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2007                                   $7,572        $64,048       $5,354        $21,882       $25,110
At Dec. 31, 2008                                   $3,938        $34,195       $5,608        $17,714       $11,677
At Dec. 31, 2009                                   $3,604        $34,692       $3,201        $17,980       $11,642
At Dec. 31, 2010                                   $3,253        $33,435       $2,505        $17,126       $11,484
At Dec. 31, 2011                                   $2,712        $29,780       $1,753        $15,955        $8,955
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2007                     1.21%          2.82%        4.73%          4.75%         1.52%
For the year ended Dec. 31, 2008                     1.77%          0.26%        2.28%          0.46%         0.09%
For the year ended Dec. 31, 2009                     3.48%            --         0.07%          4.03%           --
For the year ended Dec. 31, 2010                       --             --         0.01%          5.62%           --
For the year ended Dec. 31, 2011                     1.10%            --         0.01%          4.53%           --
--------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2007                     1.00%          1.00%        1.00%          1.00%         1.00%
For the year ended Dec. 31, 2008                     1.00%          1.00%        1.00%          1.00%         1.00%
For the year ended Dec. 31, 2009                     1.00%          1.00%        1.00%          1.00%         1.00%
For the year ended Dec. 31, 2010                     1.00%          1.00%        1.00%          1.00%         1.00%
For the year ended Dec. 31, 2011                     1.00%          1.00%        1.00%          1.00%         1.00%
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2007                     3.81%          0.72%        3.78%          4.15%         6.94%
For the year ended Dec. 31, 2008                   (41.29%)       (30.61%)       1.25%         (7.25%)      (41.06%)
For the year ended Dec. 31, 2009                    19.15%         22.99%       (0.85%)        13.28%        26.19%
For the year ended Dec. 31, 2010                    11.68%         11.41%       (0.98%)         7.25%        15.67%
For the year ended Dec. 31, 2011                     5.02%          1.37%       (0.98%)         5.63%        (5.95%)
--------------------------------------------------------------------------------------------------------------------






 20    RIVERSOURCE OF NEW YORK ACCOUNT 4

                                                                               COL VP
                                                   COL VP        COL VP       HI YIELD       COL VP        COL VP
                                                   DYN EQ,    GLOBAL BOND,      BOND,       INTL OPP,    LG CAP GRO,
                                                    CL 3          CL 3          CL 3          CL 3          CL 3
                                                --------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2007                                     $7.21        $1.68         $1.58          $2.43        $0.91
At Dec. 31, 2008                                     $4.13        $1.66         $1.17          $1.44        $0.50
At Dec. 31, 2009                                     $5.07        $1.83         $1.78          $1.81        $0.68
At Dec. 31, 2010                                     $5.89        $1.93         $2.01          $2.04        $0.79
At Dec. 31, 2011                                     $6.14        $2.00         $2.10          $1.77        $0.76
--------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2007                                    10,038        2,009         4,638         15,386        4,521
At Dec. 31, 2008                                     7,729        2,010         3,177         11,785        3,177
At Dec. 31, 2009                                     6,375        1,749         2,531          9,547        2,659
At Dec. 31, 2010                                     5,491        1,455         2,171          8,048        2,412
At Dec. 31, 2011                                     4,788        1,156         1,797          6,936        1,766
--------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2007                                   $73,687       $3,446        $7,481        $37,824       $4,133
At Dec. 31, 2008                                   $32,575       $3,392        $3,821        $17,100       $1,600
At Dec. 31, 2009                                   $33,074       $3,257        $4,652        $17,495       $1,826
At Dec. 31, 2010                                   $33,106       $2,861        $4,508        $16,729       $1,922
At Dec. 31, 2011                                   $30,086       $2,364        $3,912        $12,504       $1,350
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2007                      1.29%        3.62%         7.39%          0.98%        1.02%
For the year ended Dec. 31, 2008                      0.23%        6.41%         0.31%          2.34%        0.29%
For the year ended Dec. 31, 2009                        --         1.75%        10.18%          1.56%          --
For the year ended Dec. 31, 2010                        --         4.54%         8.88%          1.44%          --
For the year ended Dec. 31, 2011                        --         2.84%         8.14%          1.34%          --
--------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2007                      1.00%        1.00%         1.00%          1.00%        1.00%
For the year ended Dec. 31, 2008                      1.00%        1.00%         1.00%          1.00%        1.00%
For the year ended Dec. 31, 2009                      1.00%        1.00%         1.00%          1.00%        1.00%
For the year ended Dec. 31, 2010                      1.00%        1.00%         1.00%          1.00%        1.00%
For the year ended Dec. 31, 2011                      1.00%        1.00%         1.00%          1.00%        1.00%
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2007                      1.90%        6.57%         0.84%         11.55%        2.04%
For the year ended Dec. 31, 2008                    (42.74%)      (1.43%)      (25.92%)       (41.03%)     (44.90%)
For the year ended Dec. 31, 2009                     22.92%       10.27%        52.32%         26.27%       35.63%
For the year ended Dec. 31, 2010                     16.17%        5.53%        12.83%         12.76%       16.00%
For the year ended Dec. 31, 2011                      4.19%        3.75%         4.63%        (13.28%)      (4.18%)
--------------------------------------------------------------------------------------------------------------------






                                        RIVERSOURCE OF NEW YORK ACCOUNT 4    21

                                                                         COL VP            WF ADV
                                                                    MID CAP GRO OPP,   VT SM CAP GRO,
                                                                          CL 3              CL 2
                                                                    ---------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2007                                                           $1.34            $1.31
At Dec. 31, 2008                                                           $0.73            $0.76
At Dec. 31, 2009                                                           $1.18            $1.15
At Dec. 31, 2010                                                           $1.48            $1.44
At Dec. 31, 2011                                                           $1.25            $1.36
-----------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2007                                                          19,473            4,444
At Dec. 31, 2008                                                          15,369            3,168
At Dec. 31, 2009                                                          12,719            2,622
At Dec. 31, 2010                                                          10,697            2,237
At Dec. 31, 2011                                                           9,434            1,757
-----------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2007                                                         $26,499           $5,895
At Dec. 31, 2008                                                         $11,440           $2,444
At Dec. 31, 2009                                                         $15,331           $3,060
At Dec. 31, 2010                                                         $16,129           $3,279
At Dec. 31, 2011                                                         $11,959           $2,438
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2007                                            0.06%              --
For the year ended Dec. 31, 2008                                            0.02%              --
For the year ended Dec. 31, 2009                                              --               --
For the year ended Dec. 31, 2010                                              --               --
For the year ended Dec. 31, 2011                                              --               --
-----------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2007                                            1.00%            1.00%
For the year ended Dec. 31, 2008                                            1.00%            1.00%
For the year ended Dec. 31, 2009                                            1.00%            1.00%
For the year ended Dec. 31, 2010                                            1.00%            1.00%
For the year ended Dec. 31, 2011                                            1.00%            1.00%
-----------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2007                                           12.60%           12.67%
For the year ended Dec. 31, 2008                                          (45.40%)         (42.01%)
For the year ended Dec. 31, 2009                                           61.78%           51.13%
For the year ended Dec. 31, 2010                                           25.03%           25.51%
For the year ended Dec. 31, 2011                                          (15.91%)          (5.54%)
-----------------------------------------------------------------------------------------------------






   (1) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.



   (2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



   (3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.



 22    RIVERSOURCE OF NEW YORK ACCOUNT 4

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

We have audited the accompanying balance sheet of RiverSource Life Insurance Co. of New York (the "Company") as of December 31, 2011, and the related statements of income, cash flows and shareholder's equity for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Company as of and for each of the two years in the period ended as of December 31, 2010 were audited by other auditors whose report dated April 15, 2011 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2011 financial statements referred to above present fairly, in all material respects, the financial position of RiverSource Life Insurance Co. of New York at December 31, 2011, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                             /s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2012

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)


DECEMBER 31,                                                               2011          2010

ASSETS
Investments:
Available-for-Sale -- Fixed maturities, at fair value (amortized
cost: 2011, $1,683,189; 2010, $1,689,097)                               $1,836,161    $1,803,588
Commercial mortgage loans, at cost (less allowance for loan losses:
2011, $2,038; 2010, $2,538)                                                153,293       167,851
Policy loans                                                                37,367        36,484
Other investments                                                              204           233
-------------------------------------------------------------------------------------------------
    Total investments                                                    2,027,025     2,008,156
Cash and cash equivalents                                                   82,180        66,199
Reinsurance recoverables                                                    92,289        83,260
Other receivables                                                            7,066         6,172
Accrued investment income                                                   21,863        22,033
Deferred acquisition costs                                                 223,942       227,688
Deferred sales inducement costs                                             21,222        23,947
Other assets                                                                94,454        27,365
Separate account assets                                                  3,413,475     3,448,487
-------------------------------------------------------------------------------------------------
Total assets                                                            $5,983,516    $5,913,307
=================================================================================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                                  $1,982,142    $1,900,657
Policy claims and other policyholders' funds                                 6,753         7,308
Deferred income taxes, net                                                  36,140        33,902
Other liabilities                                                          100,732        52,312
Separate account liabilities                                             3,413,475     3,448,487
-------------------------------------------------------------------------------------------------
Total liabilities                                                        5,539,242     5,442,666
-------------------------------------------------------------------------------------------------
Shareholder's equity:
Common stock, $10 par value; 200,000 shares authorized, issued and
outstanding                                                                  2,000         2,000
Additional paid-in capital                                                 106,659       106,632
Retained earnings                                                          277,305       318,148
Accumulated other comprehensive income, net of tax                          58,310        43,861
-------------------------------------------------------------------------------------------------
Total shareholder's equity                                                 444,274       470,641
-------------------------------------------------------------------------------------------------
Total liabilities and shareholder's equity                              $5,983,516    $5,913,307
=================================================================================================



See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

STATEMENTS OF INCOME
(IN THOUSANDS)


YEARS ENDED DECEMBER 31,                                           2011          2010          2009

REVENUES
Premiums                                                         $ 23,703      $ 26,406      $ 25,064
Net investment income                                             103,556       107,072       103,079
Policy and contract charges                                        86,822        78,833        65,350
Other revenues                                                     15,743        12,976        11,985
Net realized investment gains                                         643         1,646         2,045
-------------------------------------------------------------------------------------------------------
    Total revenues                                                230,467       226,933       207,523
-------------------------------------------------------------------------------------------------------


BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses                   66,362        54,540        21,649
Interest credited to fixed accounts                                54,370        59,135        59,629
Amortization of deferred acquisition costs                         23,825         7,694        11,950
Other insurance and operating expenses                             37,575        34,631        32,045
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                   182,132       156,000       125,273
-------------------------------------------------------------------------------------------------------
Pretax income                                                      48,335        70,933        82,250
Income tax provision                                               10,601        18,663        25,848
-------------------------------------------------------------------------------------------------------
Net income                                                       $ 37,734      $ 52,270      $ 56,402
=======================================================================================================

Supplemental Disclosures:
Net realized investment gains:
  Net realized investment gains before impairment losses on
  securities                                                     $  1,443      $  1,882      $  7,250
-------------------------------------------------------------------------------------------------------
  Total other-than-temporary impairment losses on securities       (2,587)         (275)       (4,975)
  Portion of gain (loss) recognized in other comprehensive
  income                                                            1,787            39          (230)
-------------------------------------------------------------------------------------------------------
  Net impairment losses recognized in net realized investment
  gains                                                              (800)         (236)       (5,205)
-------------------------------------------------------------------------------------------------------
Net realized investment gains                                    $    643      $  1,646      $  2,045
=======================================================================================================



See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS
(IN THOUSANDS)


YEARS ENDED DECEMBER 31,                                           2011          2010          2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                       $  37,734     $  52,270     $  56,402
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
  Depreciation, amortization and accretion, net                       (573)       (1,006)       (1,205)
  Deferred income tax expense (benefit)                             (5,542)        6,789         7,335
  Contractholder and policyholder charges, non-cash                (16,856)      (16,958)      (16,537)
  Net realized investment gains                                     (1,143)       (2,332)       (8,148)
  Other-than-temporary impairments and provision for loan
  losses recognized in net realized investment gains                   500           686         6,105
Change in operating assets and liabilities:
  Deferred acquisition costs, net                                   (1,358)      (15,595)      (15,221)
  Deferred sales inducement costs, net                               2,220        (2,116)       (2,264)
  Other investments                                                     29          (120)          (26)
  Future policy benefits for traditional life, disability
  income and long term care insurance                               16,043        19,362        17,535
  Policy claims and other policyholders' funds                        (555)          409        (1,441)
  Reinsurance recoverables                                          (9,378)       (9,039)       (4,800)
  Other receivables                                                   (789)         (442)          (71)
  Accrued investment income                                            170           191        (4,573)
  Derivatives collateral, net                                       43,520         8,290       (43,930)
  Other assets and liabilities, net                                    226        13,391       (22,138)
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                 64,248        53,780       (32,977)
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
  Proceeds from sales                                               31,571        66,692       309,903
  Maturities, sinking fund payments and calls                      199,365       191,306       214,089
  Purchases                                                       (216,391)     (261,851)     (783,421)
Proceeds from repayments of commercial mortgage loans               15,299        15,685        25,944
Funding of commercial mortgage loans                                (2,127)           --           (44)
Proceeds from sale of other investment                               1,350            --            --
Purchase of land, buildings, equipment and software                     --            --           (42)
Change in policy loans, net                                           (883)         (736)          478
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities                 28,184        11,096      (233,093)
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder and contractholder account values:
  Considerations received                                           88,870        96,826       269,006
  Net transfers from (to) separate accounts                          2,756       (74,249)       16,997
  Surrenders and other benefits                                    (77,709)      (76,215)     (124,858)
Deferred premium options, net                                      (11,818)       (6,305)       (1,447)
Tax adjustment on share-based incentive compensation plan               27            (2)          (12)
Cash dividend to RiverSource Life Insurance Company                (78,577)      (28,234)           --
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                (76,451)      (88,179)      159,686
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                15,981       (23,303)     (106,384)
Cash and cash equivalents at beginning of period                    66,199        89,502       195,886
-------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                       $  82,180     $  66,199     $  89,502
=======================================================================================================

Supplemental Disclosures:
  Income taxes paid, net                                         $  12,023     $  18,588     $     619
  Interest paid on borrowings under repurchase agreements               --            86            --


See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

STATEMENTS OF SHAREHOLDER'S EQUITY
(IN THOUSANDS)


                                                                                        ACCUMULATED
                                                           ADDITIONAL                      OTHER
                                               COMMON        PAID-IN      RETAINED     COMPREHENSIVE
                                                STOCK        CAPITAL      EARNINGS     INCOME (LOSS)       TOTAL
-------------------------------------------------------------------------------------------------------------------
BALANCES AT JANUARY 1, 2009                    $2,000       $106,646      $236,963        $(63,644)      $281,965
Change in accounting principles, net of
tax                                                --             --           747            (747)            --
Comprehensive income:
  Net income                                       --             --        56,402              --         56,402
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    losses                                         --             --            --          93,897         93,897
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                 --             --            --             719            719
                                                                                                       ------------
Total comprehensive income                                                                                151,018
Tax adjustment on share-based incentive
compensation plan                                  --            (12)           --              --            (12)
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2009                   2,000        106,634       294,112          30,225        432,971
Comprehensive income:
  Net income                                       --             --        52,270              --         52,270
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    gains                                          --             --            --          13,919         13,919
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                 --             --            --            (283)          (283)
                                                                                                       ------------
Total comprehensive income                                                                                 65,906
Tax adjustment on share-based incentive
compensation plan                                  --             (2)           --              --             (2)
Cash dividends to RiverSource Life
Insurance Company                                  --             --       (28,234)             --        (28,234)
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2010                   2,000        106,632       318,148          43,861        470,641
Comprehensive income:
  Net income                                       --             --        37,734              --         37,734
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    gains                                          --             --            --          15,421         15,421
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                 --             --            --            (972)          (972)
                                                                                                       ------------
Total comprehensive income                                                                                 52,183
Tax adjustment on share-based incentive
compensation plan                                  --             27            --              --             27
Cash dividends to RiverSource Life
Insurance Company                                  --             --       (78,577)             --        (78,577)
-------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2011                  $2,000       $106,659      $277,305        $ 58,310       $444,274
===================================================================================================================




See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the "Company") is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company ("RiverSource Life"), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). The Company issues insurance and annuity products to customers in the State of New York.

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which vary in certain respects from reporting practices prescribed or permitted by the New York State Insurance Department (the Company's primary regulator) as reconciled in Note 13. Certain reclassifications of prior period amounts have been made to conform to the current presentation.

The Company's principle products include variable deferred annuities and variable universal life ("VUL") insurance, which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. The Company's fixed deferred annuities guarantee a minimum annual interest rate during the accumulation period (the time before annuity payments begin). However, the Company has the option of paying a higher rate set at its discretion. Certain riders are available offering additional benefits, including variable annuity death benefit and living benefit riders.

The Company issues both variable and fixed universal life insurance, traditional life insurance and disability income ("DI") insurance. Universal life ("UL") insurance is a form of permanent life insurance characterized by flexible premiums, flexible death benefit amounts and unbundled pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. VUL insurance combines the premium and death benefit flexibility of UL with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products, in addition to other benefit riders. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders from realized policy margins.

Under the Company's variable life insurance and variable annuity products described above, the purchaser may choose a fixed account option that is part of the Company's "general account" as well as investment options from a variety of portfolios that include common stocks, bonds, managed assets and/or short-term securities.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through April 20, 2012, the date the financial statements were available to be issued.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

INVESTMENTS

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of impacts to DAC, deferred sales inducement costs ("DSIC"), certain benefit reserves and income taxes. Gains and losses are recognized in the Statements of Income upon disposition of the securities.

Effective January 1, 2009, the Company early adopted an accounting standard that significantly changed the Company's accounting policy regarding the timing and amount of other-than-temporary impairments for Available-for-Sale securities. When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not the Company will be required to sell the security before its anticipated recovery. If either of these conditions is met, an other-than-temporary impairment is considered to have occurred and the Company must recognize an other-than-temporary impairment for the difference between the investment's amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria and the Company

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does not expect to recover a security's amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairments related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairments related to other factors is recognized in other comprehensive income (loss), net of impacts to DAC, DSIC, certain benefit reserves and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, if through subsequent evaluation there is a sustained increase in the cash flow expected, the difference between the amortized cost basis and the cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income (loss). The Company's Statements of Shareholder's Equity present all changes in other comprehensive income (loss) associated with Available-for-Sale debt securities that have been other-than-temporarily impaired on a separate line from fair value changes recorded in other comprehensive income (loss) from all other securities.

The Company provides a supplemental disclosure on the face of its Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income (loss). The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income (loss) includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income (loss) excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security's effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company's position in the debtor's overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and other structured investments), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be carefully monitored by management.

FINANCING RECEIVABLES

Commercial Mortgage Loans
Commercial mortgage loans are reflected at amortized cost less the allowance for loan losses.

Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans
Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest. When originated, the loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans
Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued

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interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal or in accordance with the loan agreement unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Foreclosed property would be recorded as real estate owned in other investments.

Allowance for Loan Losses
Management determines the adequacy of the allowance for loan losses by portfolio based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value ratios and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance required for certain sectors based on management's assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans
The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. The impairment recognized is measured as the excess of the loan's recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan's effective interest rate, (ii) the fair value of collateral or (iii) the loan's observable market price.

Restructured Loans
A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower's ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

CASH AND CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

REINSURANCE
The Company cedes significant amounts of insurance risk to other insurers under reinsurance agreements. Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care ("LTC") and DI ceded on a coinsurance basis, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. Fixed and variable universal life reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for fixed and variable universal life insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is recognized as an asset and amortized over the term of the reinsurance contract, in proportion to the estimated gross profits and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC asset valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Future policy benefits and policy claims and other policyholders' funds recoverable under reinsurance contracts are recorded as reinsurance recoverables.


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The Company also assumes life insurance risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within future policy benefits.

See Note 7 for additional information on reinsurance.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company's policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. The Company formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

Certain annuities contain guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are considered embedded derivatives. The fair value of these embedded derivatives is included in future policy benefits and the changes in the fair value are reflected in benefits, claims, losses and settlement expenses.

DEFERRED ACQUISITION COSTS
DAC represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums. The DAC associated with insurance or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Direct sales commissions and other costs deferred as DAC are amortized over time. For annuity and UL contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and UL insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For traditional life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and, therefore, are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts,

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make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance businesses during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management's assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management's near-term estimate will typically be less than in a period when growth rates fall short of management's near-term estimate.

The Company monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin and maintenance expense levels each quarter and, when assessed independently, each could impact the Company's DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company's management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DEFERRED SALES INDUCEMENT COSTS
DSIC consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. The amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders, who assume the related investment risk. Income and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company's Statements of Income. Separate account assets are reported at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities. The Company receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS

Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by the Company contain guaranteed minimum death benefit ("GMDB") option provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. The Company also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, the Company offers contracts with GMWB and GMAB provisions and, until May 2007, the Company offered contracts containing guaranteed minimum income benefit ("GMIB") provisions.

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews and where appropriate, adjusts its assumptions each quarter. Unless management identifies a

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material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity payout based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions are recorded at fair value. See Note 11 for information regarding the fair value measurement of embedded derivatives. The liability for the life contingent benefits associated with GMWB provisions is determined in the same way as the GMDB liability. Significant assumptions made in projecting future benefits and fees relate to persistency and benefit utilization. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

A portion of the Company's fixed and variable universal life contracts have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

In determining the liability for contracts with profits followed by losses, the Company projects benefits and contract assessments using actuarial models. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 8 for information regarding the liability for contracts with secondary guarantees.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for the Company's experience.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.


                                      F-11

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Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

SOURCES OF REVENUE
The Company's principal sources of revenue include premiums, net investment income and policy and contract charges.

Premiums
Premiums include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums are reported net of reinsurance ceded and are recognized as revenue when due.

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities, commercial mortgage loans, policy loans and cash and cash equivalents. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain other charges assessed on annuities and fixed and variable universal life insurance, which consist of cost of insurance charges, net of reinsurance premiums and cost of reinsurance for UL insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from the Company's separate account assets. Cost of insurance charges on fixed and variable universal life insurance and contract charges and surrender charges on annuities and fixed and variable universal life insurance are recognized as revenue when collected.

Net Realized Investment Gains
Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis, and charges for investments determined to be other-than-temporarily impaired and related to credit losses.

OTHER INSURANCE AND OPERATING EXPENSES
Other insurance and operating expenses include expenses allocated to the Company from Ameriprise Financial and RiverSource Life for the Company's share of compensation, professional and consultant fees, and expenses associated with information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory costs. Also included are commissions, sales and marketing expenses and other operating expenses. These expenses are presented net of acquisition cost deferrals.

INCOME TAXES
Beginning in 2010, taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies.

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Management may need to identify and implement appropriate planning strategies to ensure the Company's ability to realize its deferred tax assets and avoid the establishment of a valuation allowance with respect to such assets.

3. RECENT ACCOUNTING PRONOUNCEMENTS

ADOPTION OF NEW ACCOUNTING STANDARDS
Receivables
In April 2011, the Financial Accounting Standards Board ("FASB") updated the accounting standards for troubled debt restructurings. The new standard includes indicators that a lender should consider in determining whether a borrower is experiencing financial difficulties and provides clarification for determining whether the lender has granted a concession to the borrower. The standard sets the effective dates for troubled debt restructuring disclosures required by recent guidance on credit quality disclosures. The standard is effective for interim and annual periods beginning on or after June 15, 2011, and is to be applied retrospectively to modifications occurring on or after the beginning of the annual period of adoption. For purposes of measuring impairments of receivables that are considered impaired as a result of applying the new guidance, the standard should be applied prospectively for the interim or annual period beginning on or after June 15, 2011. The Company adopted the standard in 2011. The adoption did not have any effect on the Company's financial condition and results of operations. See Note 5 for the required disclosures.

Fair Value
In January 2010, the FASB updated the accounting standards related to disclosures on fair value measurements. The standard expands the current disclosure requirements to include additional detail about significant transfers between Levels 1 and 2 within the fair value hierarchy and presents activity in the rollforward of Level 3 activity on a gross basis. The standard also clarifies existing disclosure requirements related to the level of disaggregation to be used for assets and liabilities as well as disclosures on the inputs and valuation techniques used to measure fair value. The standard is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosure requirements related to the Level 3 rollforward, which are effective for interim and annual periods beginning after December 15, 2010. The Company adopted the standard in 2010, except for the additional disclosures related to the Level 3 rollforward, which the Company adopted in 2011. The adoption did not impact the Company's financial condition and results of operations. See Note 11 for the required disclosures.

Consolidation of Variable Interest Entities
In June 2009, the FASB updated the accounting standards related to the consolidation of variable interest entities. The standard amends current consolidation guidance and requires additional disclosures about an enterprise's involvement in variable interest entities. The standard is effective for interim and annual reporting periods beginning after November 15, 2009, with early adoption prohibited. The adoption did not impact the Company's financial condition and results of operations.

Recognition and Presentation of Other-Than-Temporary Impairments ("OTTI")
In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments. The standard amends existing guidance on other-than-temporary impairments for debt securities and requires that the credit portion of other-than-temporary impairments be recorded in earnings and the noncredit portion of losses be recorded in other comprehensive income when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery of its cost basis. The standard requires separate presentation of both the credit and noncredit portions of other-than-temporary impairments on the financial statements and additional disclosures. This standard is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. At the date of adoption, the portion of previously recognized other-than-temporary impairments that represent the noncredit related loss component shall be recognized as a cumulative effect of adoption with an adjustment to the opening balance of retained earnings with a corresponding adjustment to accumulated other comprehensive income (loss). The Company adopted the standard in 2009 and recorded a cumulative effect increase to the opening balance of retained earnings of $0.7 million, net of DAC and DSIC amortization, certain benefit reserves and income taxes, and a corresponding increase to accumulated other comprehensive loss, net of impacts to DAC and DSIC amortization, certain benefit reserves and income taxes. See Note 4 for the required disclosures.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

Balance Sheet
In December 2011, the FASB updated the accounting standards to require new disclosures about offsetting assets and liabilities. The standard requires an entity to disclose both gross and net information about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The standard is effective for interim and annual periods beginning on or after January 1, 2013 on

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

a retrospective basis. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

Comprehensive Income
In June 2011, the FASB updated the accounting standards related to the presentation of comprehensive income. The standard requires entities to present all nonowner changes in stockholders' equity either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The standard is effective for interim and annual periods beginning after December 15, 2011. The standard is to be applied retrospectively. The adoption of the standard will not impact the Company's financial condition and results of operations.

Fair Value
In May 2011, the FASB updated the accounting standards related to fair value measurement and disclosure requirements. The standard requires entities, for assets and liabilities measured at fair value in the statement of financial position which are Level 3 fair value measurements, to disclose quantitative information about unobservable inputs and assumptions used in the measurements, a description of the valuation processes in place, and a qualitative discussion about the sensitivity of the measurements to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. In addition, the standard requires disclosure of fair value by level within the fair value hierarchy for each class of assets and liabilities not measured at fair value in the statement of financial position but for which the fair value is disclosed. The standard is effective for interim and annual periods beginning on or after December 15, 2011. The adoption of the standard is not expected to have a material impact on the Company's financial condition and results of operations.

Transfers and Servicing: Reconsideration of Effective Control for Repurchase Agreements
In April 2011, the FASB updated the accounting standards related to accounting for repurchase agreements and other similar agreements. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings as opposed to sales. The standard is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The adoption of the standard is not expected to have a material impact on the Company's financial condition and results of operations.

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts In October 2010, the FASB updated the accounting standards for DAC. Under this new standard, only the following costs incurred in the acquisition of new and renewal insurance contracts would be capitalizable as DAC: (i) incremental direct costs of a successful contract acquisition, (ii) portions of employees' salaries and benefits directly related to time spent performing specified acquisition activities (that is, underwriting, policy issuance and processing, medical and inspection, and sales force contract selling) for a contract that has actually been acquired, (iii) other costs related to the specified acquisition activities that would not have been incurred had the acquisition contract not occurred, and (iv) advertising costs that meet the capitalization criteria in other GAAP guidance for certain direct-response marketing. All other costs are to be expensed as incurred. The Company retrospectively adopted the standard on January 1, 2012. The cumulative effect of the adoption reduced retained earnings by $65.9 million after-tax at January 1, 2012.

4. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

                                                                          DECEMBER 31, 2011
                                                --------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED       FAIR        NONCREDIT
DESCRIPTION OF SECURITIES (IN THOUSANDS)            COST          GAINS        LOSSES         VALUE        OTTI(1)
--------------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                        $1,111,888     $122,055      $ (5,658)    $1,228,285      $    --
Residential mortgage backed securities              218,956       11,358        (6,004)       224,310       (2,003)
Commercial mortgage backed securities               201,865       13,409            --        215,274           --
State and municipal obligations                      86,592       14,082            --        100,674           --
Asset backed securities                              53,286        3,462          (374)        56,374           --
U.S. government and agencies obligations              6,808          159           (10)         6,957           --
Foreign government bonds and obligations              3,794          512           (19)         4,287           --
--------------------------------------------------------------------------------------------------------------------
  Total                                          $1,683,189     $165,037      $(12,065)    $1,836,161      $(2,003)
====================================================================================================================


RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

                                                                          DECEMBER 31, 2010
                                                --------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED       FAIR        NONCREDIT
DESCRIPTION OF SECURITIES (IN THOUSANDS)            COST          GAINS        LOSSES         VALUE        OTTI(1)
--------------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                        $1,097,502     $ 90,116       $(3,924)    $1,183,694       $   1
Commercial mortgage backed securities               224,135       14,437          (117)       238,455          --
Residential mortgage backed securities              212,480       12,425        (3,284)       221,621        (150)
Asset backed securities                              63,023        4,056          (344)        66,735          --
State and municipal obligations                      78,513        1,742        (1,318)        78,937          --
U.S. government and agencies obligations              9,465          195           (20)         9,640          --
Foreign government bonds and obligations              3,979          527            --          4,506          --
--------------------------------------------------------------------------------------------------------------------
  Total                                          $1,689,097     $123,498       $(9,007)    $1,803,588       $(149)
====================================================================================================================



(1) Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

At December 31, 2011 and 2010, fixed maturity securities comprised approximately 91% and 90%, respectively, of the Company's total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations ("NRSROs"), including Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch Ratings Ltd. ("Fitch"). The Company uses the median of available ratings from Moody's, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody's, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. At December 31, 2011 and 2010, approximately $72.9 million and $70.7 million, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

                                                    DECEMBER 31, 2011                         DECEMBER 31, 2010
                                        ----------------------------------------  ----------------------------------------
                                                                     PERCENT OF                                PERCENT OF
RATINGS (IN THOUSANDS, EXCEPT             AMORTIZED       FAIR       TOTAL FAIR     AMORTIZED       FAIR       TOTAL FAIR
PERCENTAGES)                                COST          VALUE         VALUE         COST          VALUE         VALUE
--------------------------------------------------------------------------------------------------------------------------
AAA                                      $  419,944    $  451,021         24%      $  447,163    $  477,886         26%
AA                                          106,426       118,091          6          120,768       124,707          7
A                                           260,218       285,900         16          275,272       291,515         16
BBB                                         783,338       873,970         48          738,745       805,948         45
Below investment grade                      113,263       107,179          6          107,149       103,532          6
--------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                 $1,683,189    $1,836,161        100%      $1,689,097    $1,803,588        100%
==========================================================================================================================



At December 31, 2011 and 2010, approximately 37% and 32%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of total equity.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:


                                                                DECEMBER 31, 2011
(IN THOUSANDS, EXCEPT   ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES:              SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 36         $ 92,451       $(3,707)         1          $ 9,263       $(1,951)        37
Residential mortgage
  backed securities           9           19,446          (984)        12           18,970        (5,020)        21
Asset backed
  securities                  1            8,600           (82)         3            2,051          (292)         4
U.S. government and
  agencies
  obligations                --               --            --          1            4,497           (10)         1
Foreign government
  bonds and
  obligations                 2              527           (19)        --               --            --          2
------------------------------------------------------------------------------------------------------------------------
  Total                      48         $121,024       $(4,792)        17          $34,781       $(7,273)        65
========================================================================================================================

                             DECEMBER 31, 2011
(IN THOUSANDS, EXCEPT   --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES:                 VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities              $101,714      $ (5,658)
Residential mortgage
  backed securities         38,416        (6,004)
Asset backed
  securities                10,651          (374)
U.S. government and
  agencies
  obligations                4,497           (10)
Foreign government
  bonds and
  obligations                  527           (19)
--------------------------------------------------
  Total                   $155,805      $(12,065)
==================================================


RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

                                                                DECEMBER 31, 2010
(IN THOUSANDS, EXCEPT   ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES:              SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 36         $109,372       $(2,478)         5          $12,394       $(1,446)        41
Residential mortgage
  backed securities           1            6,618           (52)        12           17,528        (3,232)        13
Commercial mortgage
  backed securities           2            9,372          (117)        --               --            --          2
Asset backed
  securities                  1              961           (56)         3            3,782          (288)         4
State and municipal
  obligations                16           37,141        (1,318)        --               --            --         16
U.S. government and
  agencies
  obligations                 1            6,808           (20)        --               --            --          1
------------------------------------------------------------------------------------------------------------------------
  Total                      57         $170,272       $(4,041)        20          $33,704       $(4,966)        77
========================================================================================================================

                             DECEMBER 31, 2010
(IN THOUSANDS, EXCEPT   --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES:                 VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities              $121,766       $(3,924)
Residential mortgage
  backed securities         24,146        (3,284)
Commercial mortgage
  backed securities          9,372          (117)
Asset backed
  securities                 4,743          (344)
State and municipal
  obligations               37,141        (1,318)
U.S. government and
  agencies
  obligations                6,808           (20)
--------------------------------------------------
  Total                   $203,976       $(9,007)
==================================================



As part of the Company's ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities are attributable to movement in credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Statements of Income for other-than-temporary impairments related to credit losses on securities for which a portion of the securities' total other-than-temporary impairments was recognized in other comprehensive income:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Beginning balance                                                 $1,927        $1,894        $ 1,892
Credit losses for which an other-than-temporary impairment
  was not previously recognized                                      646            --            496
Credit losses for which an other-than-temporary impairment
  was previously recognized                                          154            33            861
Reductions for securities sold during the period (realized)           --            --         (1,355)
-------------------------------------------------------------------------------------------------------
Ending balance                                                    $2,727        $1,927        $ 1,894
=======================================================================================================



The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The following table presents a rollforward of the net unrealized securities gains (losses) on Available-for-Sale securities included in accumulated other comprehensive income:

                                                                                         ACCUMULATED
                                                                                            OTHER
                                                                                        COMPREHENSI-
                                                                                          VE INCOME
                                                                                         RELATED TO
                                                                 NET                         NET
                                                             UNREALIZED                  UNREALIZED
                                                             SECURITIES                  SECURITIES
                                                                GAINS       DEFERRED        GAINS
(IN THOUSANDS)                                                (LOSSES)     INCOME TAX     (LOSSES)
----------------------------------------------------------------------------------------------------
Balance at January 1, 2009                                    $(97,915)     $ 34,271      $(63,644)
Cumulative effect of accounting change                          (1,149)          402          (747)(1)
Net unrealized securities gains arising during the
period(3)                                                      184,164       (64,458)      119,706
Reclassification of net gains included in net income            (2,943)        1,030        (1,913)
Impact on DAC, DSIC, benefit reserves and reinsurance
recoverables                                                   (35,705)       12,528       (23,177)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2009                                    46,452       (16,227)       30,225(2)
Net unrealized securities gains arising during the
period(3)                                                       60,672       (21,235)       39,437
Reclassification of net gains included in net income            (2,096)          734        (1,362)
Impact on DAC, DSIC, benefit reserves and reinsurance
recoverables                                                   (37,550)       13,111       (24,439)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2010                                    67,478       (23,617)       43,861(2)
Net unrealized securities gains arising during the
period(3)                                                       39,159       (13,706)       25,453
Reclassification of net gains included in net income              (678)          237          (441)
Impact on DAC, DSIC, benefit reserves and reinsurance
recoverables                                                   (16,251)        5,688       (10,563)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2011                                  $ 89,708      $(31,398)     $ 58,310(2)
====================================================================================================



(1) Amount represents the cumulative effect of adopting a new accounting standard on January 1, 2009. See Note 3 for additional information on the adoption impact.
(2) Includes $(1.1) million, $(78) thousand and $(28) thousand, respectively, of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities at December 31, 2011, 2010 and 2009, respectively.
(3) Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income during the period.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Gross realized investment gains                                   $2,036        $2,636        $11,098
Gross realized investment losses                                    (558)         (304)        (2,950)
Other-than-temporary impairments                                    (800)         (236)        (5,205)


Other-than-temporary impairments for the year ended December 31, 2011 primarily related to credit losses on non-agency residential mortgage backed securities. Other-than-temporary impairments for the year ended December 31, 2010 primarily related to credit losses on non-agency residential mortgage backed securities as well as corporate debt securities in the gaming industry. Other-than-temporary impairments for the year ended December 31, 2009 related to credit losses on non-agency residential mortgage backed securities and corporate debt securities in the gaming industry and banking and finance industries.

Available-for-Sale securities by contractual maturity at December 31, 2011 were as follows:

                                                                         AMORTIZED       FAIR
(IN THOUSANDS)                                                             COST          VALUE
-------------------------------------------------------------------------------------------------
Due within one year                                                     $   78,703    $   79,742
Due after one year through five years                                      410,958       428,561
Due after five years through 10 years                                      460,163       511,217
Due after 10 years                                                         259,258       320,683
-------------------------------------------------------------------------------------------------
                                                                         1,209,082     1,340,203
Residential mortgage backed securities                                     218,956       224,310
Commercial mortgage backed securities                                      201,865       215,274
Asset backed securities                                                     53,286        56,374
-------------------------------------------------------------------------------------------------
  Total                                                                 $1,683,189    $1,836,161
=================================================================================================



Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

At both December 31, 2011 and 2010, bonds carried at $0.3 million were on deposit with various states as required by law.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Net investment income is summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Income on fixed maturities                                       $ 95,378      $ 97,524      $ 91,198
Income on commercial mortgage loans                                 9,496        10,560        11,716
Income on policy loans and other investments                        2,042         2,167         3,056
-------------------------------------------------------------------------------------------------------
                                                                  106,916       110,251       105,970
Less: investment expenses                                           3,360         3,179         2,891
-------------------------------------------------------------------------------------------------------
  Total                                                          $103,556      $107,072      $103,079
=======================================================================================================



Net realized investment gains (losses) are summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Fixed maturities                                                   $678         $2,096        $2,943
Commercial mortgage loans                                           (36)          (450)         (900)
Cash equivalents                                                      1             --             2
-------------------------------------------------------------------------------------------------------
  Total                                                            $643         $1,646        $2,045
=======================================================================================================



5. FINANCING RECEIVABLES

The Company's financing receivables include commercial mortgage loans and policy loans. Policy loans do not exceed the cash value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

ALLOWANCE FOR LOAN LOSSES
The following table presents a rollforward of the allowance for loan losses for the years ended and the ending balance of the allowance for loan losses by impairment method:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2011          2010
-------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
Beginning balance                                                         $2,538        $2,088
  Charge-offs                                                               (500)           --
  Provisions                                                                  --           450
-------------------------------------------------------------------------------------------------
Ending balance                                                            $2,038        $2,538
=================================================================================================
Individually evaluated for impairment                                     $   --        $  500
Collectively evaluated for impairment                                      2,038         2,038


The recorded investment in financing receivables by impairment method was as follows:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2011          2011
-------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
Individually evaluated for impairment                                    $     --      $  5,398
Collectively evaluated for impairment                                     155,331       164,991
-------------------------------------------------------------------------------------------------
Total                                                                    $155,331      $170,389
=================================================================================================



As of December 31, 2011 and 2010, the Company's recorded investment in financing receivables individually evaluated for impairment for which there was no related allowance for loan losses was nil and $3.5 million, respectively.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

CREDIT QUALITY INFORMATION
Nonperforming loans, which are generally loans 90 days or more past due, were nil and $1.9 million as of December 31, 2011 and 2010, respectively. All other loans were considered to be performing.

Commercial Mortgage Loans
The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were nil and 3% of total commercial mortgage loans as of December 31, 2011 and 2010, respectively. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

                                                  DECEMBER 31, 2011                         DECEMBER 31, 2010
                                      ----------------------------------------------------------------------------------
                                                     PERCENT OF      FUNDING                   PERCENT OF      FUNDING
(IN THOUSANDS, EXCEPT PERCENTAGES)        LOANS         LOANS      COMMITMENTS      LOANS         LOANS      COMMITMENTS
------------------------------------------------------------------------------------------------------------------------
South Atlantic                          $ 34,768          23%        $   --       $ 35,563          21%         $ --
East North Central                        26,527          17             --         29,896          18            --
Pacific                                   22,107          14             --         24,725          14            --
Mountain                                  21,795          14          2,400         25,656          15            --
Middle Atlantic                           17,138          11             --         18,285          11           100
New England                               14,503           9             --         15,795           9            --
East South Central                         9,524           6             --         10,955           6            --
West South Central                         4,868           3             --          5,073           3            --
West North Central                         4,101           3             --          4,441           3            --
                                      ----------------------------------------------------------------------------------
                                         155,331         100%        $2,400        170,389         100%         $100
                                                    ------------  ------------                ------------  ------------
Less: allowance for loan losses            2,038                                     2,538
                                      ------------                              ------------
  Total                                 $153,293                                  $167,851
========================================================================================================================



Concentrations of credit risk of commercial mortgage loans by property type were as follows:

                                                  DECEMBER 31, 2011                         DECEMBER 31, 2010
                                      ----------------------------------------------------------------------------------
                                                     PERCENT OF      FUNDING                   PERCENT OF      FUNDING
(IN THOUSANDS, EXCEPT PERCENTAGES)        LOANS         LOANS      COMMITMENTS      LOANS         LOANS      COMMITMENTS
------------------------------------------------------------------------------------------------------------------------
Industrial                              $ 42,582          27%        $1,300       $ 46,065          27%         $ --
Office                                    42,358          27          1,100         47,015          28           100
Retail                                    38,676          25             --         44,079          26            --
Apartments                                22,650          15             --         23,714          14            --
Hotel                                      4,020           3             --          4,274           2            --
Mixed Use                                  2,958           2             --          3,068           2            --
Other                                      2,087           1             --          2,174           1            --
                                      ----------------------------------------------------------------------------------
                                         155,331         100%        $2,400        170,389         100%         $100
                                                    ------------  ------------                ------------  ------------
Less: allowance for loan losses            2,038                                     2,538
                                      ------------                              ------------
  Total                                 $153,293                                  $167,851
========================================================================================================================



6. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

During the third quarter of 2011, 2010 and 2009, management reviewed and updated the DAC and DSIC valuation assumptions for the Company's products. As part of its third quarter 2010 process, management extended the projection periods used for its annuity products and revised client asset value growth rates assumed for variable annuity and variable universal life contracts.

The balances of and changes in DAC were as follows:

(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Balance at January 1                                             $227,688      $221,942      $236,619
Capitalization of acquisition costs                                25,183        23,289        27,171
Amortization, excluding the impact of valuation assumptions
review                                                            (19,925)      (24,994)      (21,550)
Amortization impact of valuation assumptions review                (3,900)       17,300         9,600
Impact of change in net unrealized securities gains                (5,104)       (9,849)      (29,898)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                           $223,942      $227,688      $221,942
=======================================================================================================



The balances of and changes in DSIC were as follows:

(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $23,947       $22,919       $23,808
Capitalization of sales inducement costs                              588         2,460         5,305
Amortization, excluding the impact of valuation assumptions
review                                                             (2,408)       (2,744)       (3,441)
Amortization impact of valuation assumptions review                  (400)        2,400           400
Impact of change in net unrealized securities gains                  (505)       (1,088)       (3,153)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $21,222       $23,947       $22,919
=======================================================================================================


RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

As described in Note 3, the Company adopted a new accounting standard on the recognition and presentation of other-than-temporary impairments in the first quarter of 2009. The adoption had no net impact to DAC and DSIC.

7. REINSURANCE

Generally, the Company currently reinsures 90% of the death benefit liability related to almost all individual fixed and variable universal life and term life insurance products. As a result, the Company typically retains and is at risk for 10% of each policy's death benefit from the first dollar of coverage for new sales of these policies, subject to the reinsurers fulfilling their obligations. The Company began reinsuring risks at this level during 2002 for term life insurance and 2003 for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. Generally, the maximum amount of life insurance risk retained by the Company is $1.5 million on a single life and $1.5 million on any flexible premium survivorship life policy. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

For existing LTC policies, the Company, for 1996 and later issues, retained 50% of the risk and ceded the remaining 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York ("Genworth").

The Company also has life insurance risk previously assumed under a reinsurance arrangement with an unaffiliated insurance company.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in August 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

At December 31, 2011 and 2010, traditional life and universal life insurance in force aggregated $11.0 billion and $10.9 billion, respectively, of which $7.1 billion and $6.8 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis.

The effect of reinsurance on premiums was as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Direct premiums                                                  $ 34,635       $36,261      $ 35,949
Reinsurance ceded                                                 (10,932)       (9,855)      (10,885)
-------------------------------------------------------------------------------------------------------
Net premiums                                                     $ 23,703       $26,406      $ 25,064
=======================================================================================================



Policy and contract charges are presented on the Statements of Income net of $3.6 million, $3.2 million and $2.9 million of reinsurance ceded for the years ended December 31, 2011, 2010 and 2009, respectively.

Reinsurance recovered from reinsurers was $5.8 million, $3.2 million and $4.5 million for the years ended December 31, 2011, 2010 and 2009, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

Reinsurance recoverables include approximately $67.1 million and $60.8 million related to LTC risk ceded to Genworth as of December 31, 2011 and 2010, respectively. Future policy benefits include $3.9 million and $4.4 million related to an assumed reinsurance arrangement as of December 31, 2011 and 2010, respectively.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

8. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2011          2010
-------------------------------------------------------------------------------------------------
Fixed annuities                                                         $1,175,207    $1,183,309
Variable annuity fixed sub-accounts                                        234,734       235,603
Variable annuity GMWB                                                       66,621        17,818
Variable annuity GMAB                                                       13,632         4,455
Other variable annuity guarantees                                              668           665
-------------------------------------------------------------------------------------------------
  Total annuities                                                        1,490,862     1,441,850
VUL/UL insurance                                                           167,546       159,265
VUL/UL insurance additional liabilities                                     14,315         9,214
Other life, DI and LTC insurance                                           309,419       290,328
-------------------------------------------------------------------------------------------------
  Total future policy benefits                                           1,982,142     1,900,657
Policy claims and other policyholders' funds                                 6,753         7,308
-------------------------------------------------------------------------------------------------
  Total future policy benefits and policy claims and other
     policyholders' funds                                               $1,988,895    $1,907,965
=================================================================================================



Separate account liabilities consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2011          2010
-------------------------------------------------------------------------------------------------
Variable annuity variable sub-accounts                                  $3,094,544    $3,112,417
VUL insurance variable sub-accounts                                        318,004       335,073
Other insurance variable sub-accounts                                          927           997
-------------------------------------------------------------------------------------------------
  Total                                                                 $3,413,475    $3,448,487
=================================================================================================



Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. The Company generally invests the proceeds from the annuity payments in fixed rate securities.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and/or GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company's variable annuity guarantees. The Company does not currently hedge its risk under the GMDB, GGU and GMIB provisions. See Note 14 for additional information regarding derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities
VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders. The Company also offers term insurance as well as disability products. The Company no longer offers stand alone LTC products but has in force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

Portions of the Company's fixed and variable universal life policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

9. VARIABLE ANNUITY AND INSURANCE GUARANTEES
The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GGU, GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 8 for additional information regarding the Company's variable annuity guarantees.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture and less a pro-rata portion of any rider fees or (ii) the GMDB provisions specified in the contract. The Company has three primary GMDB provisions:

- Return of premium -- provides purchase payments minus adjusted partial surrenders.

- Reset -- provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision is often provided in combination with the return of premium provision. This provision is no longer offered.

- Ratchet -- provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments, less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a "step-up") in the case of favorable market performance. All new contracts with a living benefit must enroll in the Company's investment allocation program choosing from one of the five asset allocation models.

The Company has GMWB riders in force, which contain one or more of the following provisions:

- Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

- Withdrawals at a specified rate per year for the life of the contractholder ("GMWB for life").

- Withdrawals at a specified rate per year for joint contractholders while either is alive.

- Withdrawals based on performance of the contract.

- Withdrawals based on the age withdrawals begin.

- Once withdrawals begin, the contractholder's funds are moved to one of the three least aggressive asset allocation models.

- Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

                                                        DECEMBER 31, 2011                            DECEMBER 31, 2010
                                    ---------------------------------------------------------------------------------------
                                                     CONTRACT                                                    CONTRACT
VARIABLE ANNUITY GUARANTEES BY          TOTAL        VALUE IN          NET         WEIGHTED         TOTAL        VALUE IN
BENEFIT TYPE(1)                       CONTRACT       SEPARATE        AMOUNT         AVERAGE       CONTRACT       SEPARATE
(IN THOUSANDS, EXCEPT AGE)              VALUE        ACCOUNTS      AT RISK(2)    ATTAINED AGE       VALUE        ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------
GMDB:
  Return of premium                  $2,011,895     $1,938,491       $17,231          62         $1,870,152     $1,804,744
  Five/six-year reset                   632,457        489,347        17,853          62            792,424        641,143
  One-year ratchet                      447,460        433,022        22,175          64            443,530        428,059
  Five-year ratchet                     181,760        177,014         4,008          61            180,228        175,810
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMDB                    $3,273,572     $3,037,874       $61,267          62         $3,286,334     $3,049,756
===========================================================================================================================
GGU DEATH BENEFIT                    $      129     $      114       $    --          52         $      142     $      127
GMIB                                 $   19,084     $   17,954       $ 4,072          63         $   24,882     $   23,352
GMWB:
  GMWB                               $  231,605     $  230,593       $12,287          65         $  252,182     $  251,003
  GMWB for life                       1,243,218      1,236,664        40,035          64          1,069,666      1,066,043
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMWB                    $1,474,823     $1,467,257       $52,322          64         $1,321,848     $1,317,046
===========================================================================================================================
GMAB                                 $  233,835     $  233,544       $ 3,756          56         $  212,750     $  211,578
                                         DECEMBER 31, 2010
                                    ---------------------------
                                                     WEIGHTED
VARIABLE ANNUITY GUARANTEES BY           NET          AVERAGE
BENEFIT TYPE(1)                        AMOUNT        ATTAINED
(IN THOUSANDS, EXCEPT AGE)           AT RISK(2)         AGE
---------------------------------------------------------------
GMDB:
  Return of premium                    $ 6,774          61
  Five/six-year reset                   15,804          62
  One-year ratchet                      11,344          63
  Five-year ratchet                      1,798          61
---------------------------------------------------------------
    Total -- GMDB                      $35,720          62
===============================================================
GGU DEATH BENEFIT                      $    --          51
GMIB                                   $ 2,797          62
GMWB:
  GMWB                                 $ 5,163          64
  GMWB for life                          5,192          63
---------------------------------------------------------------
    Total -- GMWB                      $10,355          63
===============================================================
GMAB                                   $   931          55


(1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

(2) Represents the current guaranteed benefit amount in excess of the current contract value. GMIB, GMWB and GMAB benefits are subject to waiting periods and payment periods specified in the contract.

Changes in additional liabilities for variable annuity and insurance guarantees were as follows:

(IN THOUSANDS)                                   GMDB & GGU       GMIB          GMWB          GMAB           UL
--------------------------------------------------------------------------------------------------------------------
Balance at January 1, 2009                         $ 2,488        $403        $ 75,843      $ 18,796       $  943
Incurred claims                                       (107)        (19)        (66,655)      (14,422)         719
Paid claims                                         (2,056)         --              --            --         (431)
--------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2009                           325         384           9,188         4,374        1,231
Incurred claims                                        661          64           8,630            81        4,926
Paid claims                                           (769)         --              --            --          (81)
--------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2010                           217         448          17,818         4,455        6,076
Incurred claims                                        309          31          48,803         9,177        3,016
Paid claims                                           (337)         --              --            --           (9)
--------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2011                       $   189        $479        $ 66,621      $ 13,632       $9,083
====================================================================================================================



The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2011          2010
-------------------------------------------------------------------------------------------------
Mutual funds:
  Equity                                                                $1,627,641    $1,715,400
  Bond                                                                   1,313,343     1,232,129
  Other                                                                    106,383       120,187
-------------------------------------------------------------------------------------------------
Total mutual funds                                                      $3,047,367    $3,067,716
=================================================================================================



No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2011, 2010 and 2009.

10. LINES OF CREDIT
The Company has available a committed line of credit with Ameriprise Financial aggregating the lesser of $25 million or 5% of the Company's statutory admitted assets as of the prior year end. The interest rate for any borrowings is established by reference to LIBOR. This line of credit is renewed annually on August 1st with Ameriprise Financial and filed with the New York State Insurance Department. There were no amounts outstanding on this line of credit at December 31, 2011 and 2010.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

11. FAIR VALUES OF ASSETS AND LIABILITIES
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

VALUATION HIERARCHY
The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

DETERMINATION OF FAIR VALUE
The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company's market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company's income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

ASSETS
Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less. The Company's cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities
When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques. Level 1 securities include U.S. Treasuries. Level 2 securities include municipal and corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and U.S. agency and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to reported trades, benchmark yields, issuer spreads and non-binding broker quotes. Level 3 securities primarily include corporate bonds, certain non-agency residential mortgage backed securities and asset backed securities. The fair value of corporate bonds and certain asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The fair value of certain asset backed securities and non-agency residential mortgage backed securities is obtained from third-party pricing services who use significant unobservable inputs to estimate the fair value.

Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company's due diligence procedures include assessing the vendor's valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets
The fair value of assets held by separate accounts is determined by the net asset value ("NAV") of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Other Assets
Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The fair value of derivatives that are traded in less active over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties' nonperformance risk associated with uncollateralized derivative assets was immaterial at December 31, 2011 and 2010. See Note 14 for further information on the credit risk of derivative instruments and related collateral.

LIABILITIES
Future Policy Benefits
The Company values the embedded derivative liability attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions (such as, market implied equity volatility and the LIBOR swap curve) and incorporate significant unobservable inputs related to contractholder behavior assumptions (such as withdrawals and lapse rates) and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value of these embedded derivatives also reflects a current estimate of the Company's nonperformance risk specific to these liabilities. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivative liability attributable to these provisions is recorded in future policy benefits.

Other Liabilities
The fair value of derivatives that are traded in less active over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and options. The Company's nonperformance risk associated with uncollateralized derivative liabilities was immaterial at December 31, 2011 and 2010. See Note 14 for further information on the credit risk of derivative instruments and related collateral.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

                                                                          DECEMBER 31, 2011
                                                       ------------------------------------------------------
(IN THOUSANDS)                                            LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
    Fixed maturities:
     Corporate debt securities                            $   --      $1,146,698      $81,587     $1,228,285
     Residential mortgage backed securities                   --         220,896        3,414        224,310
     Commercial mortgage backed securities                    --         215,238           36        215,274
     State and municipal obligations                          --         100,674           --        100,674
     Asset backed securities                                  --          45,824       10,550         56,374
     U.S. government and agencies obligations              1,425           5,532           --          6,957
     Foreign government bonds and obligations                 --           4,287           --          4,287
-------------------------------------------------------------------------------------------------------------
    Total Available-for-Sale securities: Fixed
    maturities                                             1,425       1,739,149       95,587      1,836,161
  Cash equivalents                                            --          81,690           --         81,690
  Other assets:
    Interest rate derivative contracts                        --          32,604           --         32,604
    Equity derivative contracts                            2,208          51,006           --         53,214
-------------------------------------------------------------------------------------------------------------
  Total other assets                                       2,208          83,610           --         85,818
  Separate account assets                                     --       3,413,475           --      3,413,475
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                $3,633      $5,317,924      $95,587     $5,417,144
=============================================================================================================

Liabilities
  Future policy benefits:
    GMWB and GMAB embedded derivatives                    $   --      $       --      $79,451     $   79,451(1)
  Other liabilities:
    Interest rate derivative contracts                        --           1,433           --          1,433
    Equity derivative contracts                               --           8,878           --          8,878
-------------------------------------------------------------------------------------------------------------
  Total other liabilities                                     --          10,311           --         10,311
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                           $   --      $   10,311      $79,451     $   89,762
=============================================================================================================



(1) The Company's adjustment for nonperformance risk resulted in a $25.4 million cumulative decrease to the embedded derivative liability.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

                                                                          DECEMBER 31, 2010
                                                       ------------------------------------------------------
(IN THOUSANDS)                                            LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
    Fixed maturities:
     Corporate debt securities                            $   --      $1,104,641     $ 79,053     $1,183,694
     Commercial mortgage backed securities                    --         236,355        2,100        238,455
     Residential mortgage backed securities                   --         113,799      107,822        221,621
     Asset backed securities                                  --          51,711       15,024         66,735
     State and municipal obligations                          --          78,937           --         78,937
     U.S. government and agencies obligations              1,432           8,208           --          9,640
     Foreign government bonds and obligations                 --           4,506           --          4,506
-------------------------------------------------------------------------------------------------------------
    Total Available-for-Sale securities: Fixed
    maturities                                             1,432       1,598,157      203,999      1,803,588
  Cash equivalents                                            --          66,199           --         66,199
  Other assets:
    Interest rate derivative contracts                        --           9,401           --          9,401
    Equity derivative contracts                               --           9,963           --          9,963
-------------------------------------------------------------------------------------------------------------
  Total other assets                                          --          19,364           --         19,364
  Separate account assets                                     --       3,448,487           --      3,448,487
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                $1,432      $5,132,207     $203,999     $5,337,638
=============================================================================================================

Liabilities
  Future policy benefits:
    GMWB and GMAB embedded derivatives                    $   --      $       --     $ 21,650     $   21,650(1)
  Other liabilities:
    Interest rate derivative contracts                        --           1,101           --          1,101
    Equity derivative contracts                               --          17,921           --         17,921
-------------------------------------------------------------------------------------------------------------
  Total other liabilities                                     --          19,022           --         19,022
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                           $   --      $   19,022     $ 21,650     $   40,672
=============================================================================================================



(1) The Company's adjustment for nonperformance risk resulted in a $9.4 million cumulative decrease to the embedded derivative liability.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

                                                                                                                 FUTURE
                                                   AVAILABLE-FOR-SALE SECURITIES: FIXED MATURITIES               POLICY
                                        --------------------------------------------------------------------    BENEFITS:
                                                       RESIDENTIAL   COMMERCIAL                                 GMWB AND
                                          CORPORATE     MORTGAGE      MORTGAGE        ASSET                       GMAB
                                            DEBT         BACKED        BACKED        BACKED                     EMBEDDED
(IN THOUSANDS)                           SECURITIES    SECURITIES    SECURITIES    SECURITIES       TOTAL      DERIVATIVES
--------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 2011                   $79,053      $107,822       $ 2,100       $15,024      $203,999      $(21,650)
  Total gains (losses) included in:
    Net income                                 939         2,395            --           166         3,500(1)    (49,103)(2)
    Other comprehensive income               1,296        (5,962)           (5)         (820)       (5,491)           --
  Purchases                                 10,399            --            --            --        10,399            --
  Sales                                     (6,774)           --            --            --        (6,774)           --
  Issues                                        --            --            --            --            --        (8,028)
  Settlements                               (3,773)      (18,575)          (39)       (1,319)      (23,706)         (670)
  Transfers into Level 3                       447            --            --            --           447            --
  Transfers out of Level 3                      --       (82,266)       (2,020)       (2,501)      (86,787)           --
--------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2011                 $81,587      $  3,414       $    36       $10,550      $ 95,587      $(79,451)
==========================================================================================================================
Changes in unrealized gains (losses)
  relating to assets and liabilities
  held at December 31, 2011 included
  in:
       Net investment income               $   (27)     $     43       $    --       $   141      $    157      $     --
       Net realized investment gains
          (losses)                              --          (800)           --            --          (800)           --
       Benefits, claims, losses and
          settlement expenses                   --            --            --            --            --       (49,503)


(1) Represents a $149 thousand gain included in net realized investment gains and a $3.4 million gain included in net investment income in the Statements of Income.

(2) Included in benefits, claims, losses and settlement expenses in the Statements of Income.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

                                                                                                                       FUTURE
                                           AVAILABLE-FOR-SALE SECURITIES: FIXED MATURITIES                             POLICY
                                --------------------------------------------------------------------                  BENEFITS:
                                               RESIDENTIAL   COMMERCIAL                                               GMWB AND
                                  CORPORATE     MORTGAGE      MORTGAGE        ASSET                                     GMAB
                                    DEBT         BACKED        BACKED        BACKED                       OTHER       EMBEDDED
(IN THOUSANDS)                   SECURITIES    SECURITIES    SECURITIES    SECURITIES       TOTAL        ASSETS      DERIVATIVES
--------------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 2010           $67,825      $121,928       $  142        $15,656      $205,551        $ 137       $(13,413)
  Total gains (losses)
  included in:
    Net income                           6         3,497            1            122         3,626(1)      (137)(2)     (1,334)(3)
    Other comprehensive income       3,245         8,942           (4)         1,553        13,736           --             --
  Purchases, sales, issues and
    settlements, net                 7,977       (26,545)       1,961         (2,307)      (18,914)          --         (6,903)
  Transfers into Level 3                --            --           --             --            --           --             --
  Transfers out of Level 3              --            --           --             --            --           --             --
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2010         $79,053      $107,822       $2,100        $15,024      $203,999        $  --       $(21,650)
================================================================================================================================
Changes in unrealized gains
  (losses) relating to assets
  and liabilities held at
  December 31, 2010 included
  in:
       Net investment income       $     6      $  3,519       $   --        $   122      $  3,647        $  --       $     --
       Net realized investment
          gains (losses)                --           (33)          --             --           (33)          --             --
       Benefits, claims,
          losses and
          settlement expenses           --            --           --             --            --           --         (2,113)


(1) Represents a $33 thousand loss included in net realized investment gains and a $3.7 million gain included in net investment income in the Statements of Income.

(2) Included in net investment income in the Statements of Income.

(3) Included in benefits, claims, losses and settlement expenses in the Statements of Income.

The impact to pretax income of the Company's adjustment for nonperformance risk on the fair value of its GMWB and GMAB embedded derivatives was an increase of $8.7 million and $1.0 million, net of DAC and DSIC amortization, for the years ended December 31, 2011 and 2010, respectively.

During the year ended December 31, 2011, transfers out of Level 3 to Level 2 included certain non-agency residential mortgage backed securities and sub-prime non-agency residential mortgage backed securities classified as asset backed securities with a fair value of $84.8 million. The transfers reflect improved pricing transparency of these securities, a continuing trend of increased activity in the non-agency residential mortgage backed security market and increased observability of significant inputs to the valuation methodology. All other securities transferred from Level 3 to Level 2 represent securities with fair values that are now obtained from a third-party pricing service with observable inputs. Securities transferred from Level 2 to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following table provides the carrying values and the estimated fair values of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
                                                                  2011                        2010
-------------------------------------------------------------------------------------------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
(IN THOUSANDS)                                             VALUE         VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
  Commercial mortgage loans, net                        $  153,293    $  164,125    $  167,851    $  173,704
  Policy loans                                              37,367        36,190        36,484        39,876
FINANCIAL LIABILITIES
  Future policy benefits                                $1,075,262    $1,171,288    $1,090,645    $1,139,194
  Separate account liabilities                               7,557         7,557         6,193         6,193


Commercial Mortgage Loans, Net
The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities and characteristics including loan-to-value ratio, occupancy rate, refinance risk, debt-service coverage, location, and property

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company's estimate of the amount recoverable on the loan.

Policy Loans
The fair value of policy loans is determined using discounted cash flows.

Future Policy Benefits
The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and the Company's nonperformance risk specific to these liabilities. The fair value of other liabilities including non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner.

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contractholders and the Company. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

12. RELATED PARTY TRANSACTIONS
Columbia Management Investment Advisers, LLC is the investment manager for the proprietary mutual funds used as investment options by the Company's variable annuity contractholders and variable life insurance policyholders. The Company provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2011, 2010 and 2009, the Company received $11.9 million, $7.5 million and $4.8 million, respectively, from Columbia Management Investment Advisers, LLC for these services.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $26.0 million, $27.4 million and $32.3 million for 2011, 2010 and 2009, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

During 2011, 2010 and 2009, the Company paid cash dividends of $78.6 million, $28.2 million and nil, respectively, to RiverSource Life. Prior to paying these dividends, the Company provided notification to the New York State Insurance Department and received a response indicating that they did not object to the payments.

The Company filed a consolidated federal income tax return for 2009 with its parent, RiverSource Life. Beginning in 2010, taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. At December 31, 2011, the Company had an amount due to Ameriprise Financial for federal income taxes of $1.0 million. At December 31, 2010, the Company had an amount due from Ameriprise Financial for federal income taxes of $1.8 million. Amounts due to RiverSource Life for federal income taxes were $6.7 million at both December 31, 2011 and 2010.

13. STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS
State insurance statutes contain limitations as to the amount of dividends that insurers may make without providing prior notification to state regulators. For the Company, dividends which exceed the lesser of 10% of statutory surplus as of the immediately preceding year-end or statutory net gain (loss) from operations for the immediately preceding calendar year would require pre-notification to the New York State Insurance Department and are subject to potential disapproval. Statutory net gain (loss) from operations was $(3.8) million, $59.5 million and $101.0 million for the years ended December 31, 2011, 2010 and 2009, respectively.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Reconciliations of net income and shareholder's equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York ("SAP") are as follows:

Net Income

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Net income, per accompanying financial statements                $ 37,734      $ 52,270      $ 56,402
Capitalization/amortization of DAC, net (GAAP item)                (1,358)      (15,595)      (15,221)
Capitalization/amortization of DSIC, net (GAAP item)                2,220        (2,116)       (2,263)
Change in deferred income taxes(1)(2)                              (5,542)        6,789         7,335
Change in future policy benefits(1)                                (5,556)       16,819       (59,162)
Current income tax expense(1)                                          --        (4,355)       (7,584)
Change in separate account liability adjustment (SAP item)         (2,605)       (2,812)       61,812
Derivatives(1)(2)                                                 (31,473)       11,018        46,726
Change in interest maintenance reserve (SAP item)                   1,935         1,313        (3,187)
Other, net                                                         (1,576)         (236)        1,331
-------------------------------------------------------------------------------------------------------
Net income (loss), SAP basis(3)                                  $ (6,221)     $ 63,095      $ 86,189
=======================================================================================================



(1) Represents valuation differences between GAAP and SAP income statement amounts.

(2) Represents amounts which are recorded directly to surplus for statutory reporting purposes.

(3) Results are significantly impacted by changes in reserves for variable annuity guaranteed benefits, however these impacts are substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

Shareholder's Equity

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2011          2010
-------------------------------------------------------------------------------------------------
Shareholder's equity, per accompanying financial statements              $ 444,274     $ 470,641
DAC (GAAP item)                                                           (223,942)     (227,688)
Net unrealized gains and losses on Available-for-Sale investments
(GAAP item)                                                               (152,972)     (114,491)
DSIC (GAAP item)                                                           (21,222)      (23,947)
Asset valuation reserve                                                    (18,618)       (3,279)
Future policy benefits(1)(2)                                                16,983        10,149
Deferred income taxes, net(1)                                               82,178        76,153
Separate account liability adjustment (SAP item)                           154,547       146,852
Non-admitted assets (SAP item)                                             (27,769)      (26,580)
Other, net                                                                 (17,982)      (20,037)
-------------------------------------------------------------------------------------------------
Capital and surplus, SAP basis(3)                                        $ 235,477     $ 287,773
=================================================================================================



(1) Represents valuation differences between GAAP and SAP balance sheet amounts.

(2) In 2010, RiverSource Life recorded a prior period correction of $(12.9) million to comply with New York Regulation 147 valuation requirements for variable universal life reserves.

(3) Includes unassigned surplus of $117.9 million and $168.6 million at December 31, 2011 and 2010, respectively.

14. DERIVATIVES AND HEDGING ACTIVITIES
Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company's products and operations.

The Company currently uses derivatives as economic hedges. The following table presents the balance sheet location and the gross fair value of derivative instruments, including embedded derivatives:

                                                    ASSET                                      LIABILITY
DERIVATIVES NOT              BALANCE     ---------------------------      BALANCE     ---------------------------
DESIGNATED                    SHEET      DECEMBER 31,   DECEMBER 31,       SHEET      DECEMBER 31,   DECEMBER 31,
AS HEDGING INSTRUMENTS      LOCATION         2011           2010         LOCATION         2011           2010
-----------------------------------------------------------------------------------------------------------------
                                                (IN THOUSANDS)                               (IN THOUSANDS)
GMWB AND GMAB
  Interest rate                                                        Other
  contracts               Other assets      $32,604        $ 9,401     liabilities       $ 1,433        $ 1,101
                                                                       Other
  Equity contracts        Other assets       53,214          9,963     liabilities         8,878         17,921
                                                                       Future
  Embedded                Not                                          policy
  derivatives(1)          applicable             --             --     benefits           79,451         21,650
                                         ---------------------------                  ---------------------------
Total derivatives                           $85,818        $19,364                       $89,762        $40,672
                                         ===========================                  ===========================



(1) The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

See Note 11 for additional information regarding the Company's fair value measurement of derivative instruments.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Statements of Income:

                                      LOCATION OF
                                      GAIN (LOSS)
                                        ON
                                      DERIVATIVES                    AMOUNT OF GAIN (LOSS) ON
                                      RECOGNIZED                 DERIVATIVES RECOGNIZED IN INCOME
DERIVATIVES NOT DESIGNATED                IN            --------------------------------------------------
AS HEDGING INSTRUMENTS                INCOME                2011               2010               2009
----------------------------------------------------------------------------------------------------------
                                                                 (IN THOUSANDS)
GMWB AND GMAB
                                     Benefits,
                                     claims,
                                     losses and
                                     settlement
  Interest rate contracts            expenses             $ 28,823           $ 17,503           $(12,897)
                                     Benefits,
                                     claims,
                                     losses and
                                     settlement
  Equity contracts                   expenses                7,402            (16,587)           (47,198)
                                     Benefits,
                                     claims,
                                     losses and
                                     settlement
  Foreign currency contracts         expenses                 (188)                --                 --
                                     Benefits,
                                     claims,
                                     losses and
                                     settlement
  Embedded derivatives(1)            expenses              (57,801)            (8,237)            81,052
----------------------------------------------------------------------------------------------------------
    Total derivatives                                     $(21,764)          $ (7,321)          $ 20,957
==========================================================================================================



(1) The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity and interest rate risk related to the Company's variable annuity guaranteed benefits.

Certain of the Company's annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The Company economically hedges the exposure related to non-life contingent GMWB and GMAB provisions primarily using various futures, options and interest rate swaps. At December 31, 2011 and 2010, the gross notional amount of derivatives contracts for the Company's GMWB and GMAB provisions was $1.8 billion and $985.7 million, respectively.

The deferred premium associated with certain options is paid semi-annually over the life of the option contract. The following is a summary of the payments the Company is scheduled to make for these options:

                                                                                 PREMIUMS
(IN THOUSANDS)                                                                    PAYABLE
-------------------------------------------------------------------------------------------
2012                                                                              $13,403
2013                                                                               12,573
2014                                                                               12,573
2015                                                                               12,035
2016                                                                               10,639
2017-2025                                                                          25,080


Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

EMBEDDED DERIVATIVES
Certain annuities contain GMAB and non-life contingent GMWB provisions which are considered embedded derivatives. These embedded derivatives are bifurcated from their host contracts and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As discussed above, the Company uses derivatives to mitigate the financial statement impact of these embedded derivatives.

CREDIT RISK
Credit risk associated with the Company's derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements whenever practical. As of December 31, 2011 and 2010, the Company held $45.7 million and $2.2 million, respectively, in cash and cash equivalents and recorded a corresponding liability in other liabilities for collateral the Company is obligated to return to counterparties. As of December 31, 2011 and 2010, the Company had accepted additional collateral consisting of various securities with a fair value of $22.9 million and nil, respectively, which are not reflected on the Balance Sheets. As of December 31, 2011 and 2010, the Company's maximum credit exposure related to derivative assets after considering netting arrangements with counterparties and collateral arrangements was approximately $8.6 million and $9.1 million, respectively.

Certain of the Company's derivative instruments contain provisions that adjust the level of collateral the Company is required to post based on the Company's financial strength rating (or based on the debt rating of RiverSource Life's parent, Ameriprise

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------


Financial). Additionally, certain of the Company's derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial's debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company's counterparty could require immediate settlement of any net liability position. At December 31, 2011 and 2010, the aggregate fair value of all derivative instruments in a net liability position containing such credit risk features was $687 thousand and $10.4 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2011 and 2010 was $687 thousand and $10.4 million, respectively. If the credit risk features of derivative contracts that were in a net liability position at December 31, 2011 and 2010 were triggered, the Company's obligation would be limited to the net liability position.

15. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The components of income tax provision were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Current income tax:
  Federal                                                         $16,722       $11,154       $16,836
  State                                                              (579)          720         1,677
-------------------------------------------------------------------------------------------------------
    Total current income tax                                       16,143        11,874        18,513
Deferred federal income tax benefit                                (5,542)        6,789         7,335
-------------------------------------------------------------------------------------------------------
Income tax provision                                              $10,601       $18,663       $25,848
=======================================================================================================



The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
                                                                   2011          2010          2009
-------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                          35.0%        35.0%         35.0%
Changes in taxes resulting from:
  Tax-exempt interest and dividend income                          (10.0)        (5.3)         (5.4)
  State taxes, net of federal benefit                               (0.8)         0.6           1.3
  Taxes applicable to prior years                                   (0.3)        (3.0)          1.1
  Foreign tax credit, net of addback                                (1.9)        (1.1)         (0.6)
  Other                                                             (0.1)         0.1            --
-------------------------------------------------------------------------------------------------------
Income tax provision (effective tax rate)                           21.9%        26.3%         31.4%
=======================================================================================================



For 2011, the decrease in the effective tax rate primarily reflects a decrease in pretax income for 2011 compared to 2010 as well as a favorable audit settlement related to the dividends received deduction. For 2010, the decrease in the effective tax rate primarily reflects a decrease in pretax income for 2010 compared to 2009 while tax advantaged items increased for 2010 compared to 2009.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company's deferred income tax assets and liabilities are reflected in the following table:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2011          2010
-------------------------------------------------------------------------------------------------
Deferred income tax assets:
  Liabilities for future policy benefits                                 $ 75,232      $ 60,121
  Investment related                                                           --         6,084
  Capital loss and tax credit carryforward                                  2,106            --
  Other                                                                     2,556         1,994
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           79,894        68,199
Deferred income tax liabilities:
  DAC                                                                      71,051        70,102
  Net unrealized gains on Available-for Sale securities                    31,398        23,617
  Investment related                                                        6,157            --
  DSIC                                                                      7,428         8,382
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                     116,034       102,101
-------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                      $ 36,140      $ 33,902
=================================================================================================



The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination, i) future taxable income exclusive of reversing temporary differences and carryforwards, ii) future reversals of existing taxable temporary differences, iii) taxable income in prior carryback years, and iv) tax planning strategies. Based on analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of December 31, 2011 and 2010.

The Company has tax benefits related to capital loss carryforwards of $2.1 million which expire beginning December 31, 2015.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $ 2,330       $(1,602)      $(2,146)
Additions based on tax positions related to the current year           --            --            61
Additions for tax positions of prior years                          6,000        12,642           807
Reductions for tax positions of prior years                          (634)       (5,954)         (324)
Settlements                                                        (1,272)       (2,756)           --
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $ 6,424       $ 2,330       $(1,602)
=======================================================================================================



If recognized, approximately $424 thousand, $2.3 million and $2.9 million, net of federal tax benefits, of the unrecognized tax benefits as of December 31, 2011, 2010 and 2009, respectively, would affect the effective tax rate.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net reduction of $3.9 million, and a net increase of $1.8 million and $17 thousand in interest and penalties for the years ended December 31, 2011, 2010 and 2009, respectively. At December 31, 2011 and 2010, the Company had a payable of $2.0 million and a receivable of $1.9 million, respectively, related to the accrual of interest and penalties.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $6.4 million in the next 12 months.

Ameriprise Financial and the Company file income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Internal Revenue Service ("IRS") had completed its field examination of the 1997 through 2007 tax returns in recent years. However, for federal income tax purposes, these years except for 2007, continue to remain open as a consequence of certain issues under appeal. The IRS is currently auditing the Company's income tax returns for 2008 and 2009. The Company's state income tax returns are currently under examination by various jurisdictions for years ranging from 1999 through 2009.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

It is possible there will be corporate tax reform in the next few years. While impossible to predict, based on current information, corporate tax reform is likely to include a reduction in the corporate tax rate coupled with reductions in tax preferred items. Any changes could have a material impact on the Company's income tax expense and deferred tax balances.

The items comprising other comprehensive income (loss) are presented net of the following income tax benefit amounts:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains                                   $7,780        $7,390        $50,498


16. COMMITMENTS AND CONTINGENCIES
At December 31, 2011 and 2010, the Company had no material commitments to purchase investments other than mortgage loan fundings. See Note 5 for additional information.

The Company's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2011, these guarantees range up to 5.0%. To the extent the yield on the Company's invested assets portfolio declines below its target spread plus the minimum guarantee, the Company's profitability would be negatively affected.

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide review of unclaimed property and escheatment practices and procedures, the Company is responding to a request from the New York insurance regulator regarding its abandoned property. The Company has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association. The financial crisis of 2008 and 2009 and subsequent uncertainty and volatility in the U.S. economy and financial markets have weakened the financial condition of numerous insurers, including insurers currently in receiverships, increasing the risk of triggering guaranty fund assessments.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company's deferred income tax assets and liabilities are reflected in the following table:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2011          2010
-------------------------------------------------------------------------------------------------
Deferred income tax assets:
  Liabilities for future policy benefits                                 $ 75,232      $ 60,121
  Investment related                                                           --         6,084
  Capital loss and tax credit carryforward                                  2,106            --
  Other                                                                     2,556         1,994
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           79,894        68,199
Deferred income tax liabilities:
  DAC                                                                      71,051        70,102
  Net unrealized gains on Available-for Sale securities                    31,398        23,617
  Investment related                                                        6,157            --
  DSIC                                                                      7,428         8,382
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                     116,034       102,101
-------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                      $ 36,140      $ 33,902
=================================================================================================



The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination, i) future taxable income exclusive of reversing temporary differences and carryforwards, ii) future reversals of existing taxable temporary differences, iii) taxable income in prior carryback years, and iv) tax planning strategies. Based on analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of December 31, 2011 and 2010.

The Company has tax benefits related to capital loss carryforwards of $2.1 million which expire beginning December 31, 2015.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $ 2,330       $(1,602)      $(2,146)
Additions based on tax positions related to the current year           --            --            61
Additions for tax positions of prior years                          6,000        12,642           807
Reductions for tax positions of prior years                          (634)       (5,954)         (324)
Settlements                                                        (1,272)       (2,756)           --
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $ 6,424       $ 2,330       $(1,602)
=======================================================================================================



If recognized, approximately $424 thousand, $2.3 million and $2.9 million, net of federal tax benefits, of the unrecognized tax benefits as of December 31, 2011, 2010 and 2009, respectively, would affect the effective tax rate.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net reduction of $3.9 million, and a net increase of $1.8 million and $17 thousand in interest and penalties for the years ended December 31, 2011, 2010 and 2009, respectively. At December 31, 2011 and 2010, the Company had a payable of $2.0 million and a receivable of $1.9 million, respectively, related to the accrual of interest and penalties.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $6.4 million in the next 12 months.

Ameriprise Financial and the Company file income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Internal Revenue Service ("IRS") had completed its field examination of the 1997 through 2007 tax returns in recent years. However, for federal income tax purposes, these years except for 2007, continue to remain open as a consequence of certain issues under appeal. The IRS is currently auditing the Company's income tax returns for 2008 and 2009. The Company's state income tax returns are currently under examination by various jurisdictions for years ranging from 1999 through 2009.

PART C.

Item 24. Financial Statements and Exhibits

(a)   Financial Statements included in Part B of this Registration Statement.

   The audited financial statements of RiverSource Life of New York Account 4:

                Reports of Independent Registered Public Accounting Firms dated April 20, 2012 and April 22, 2011,
                Statements of Assets and Liabilities at Dec. 31, 2011. Statements of Operations for the year ended Dec. 31, 2011. Statements of Changes in Net Assets for the year ended
                Dec. 31, 2011 and year ended Dec. 31, 2010.
                Notes to Financial Statements.

   The audited financial statements RiverSource Life Insurance Co. of New York:

                Reports of Independent Registered Public Accounting Firms dated April 20, 2012 and April 22, 2011.
                Balance Sheets at Dec. 31, 2011 and 2010.
                Statements of Income for the years ended Dec. 31, 2011, 2010, and 2009.
                Statements of Cash Flows for the years ended Dec. 31, 2011, 2010, and 2009.
                Statements of Stockholder's Equity for the years ended Dec. 31, 2011, 2010, and 2009.
                Notes to Financial Statements.

(b)      Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of IDS Life of New York dated November 12, 1981, filed electronically as
         Exhibit 1.1 to Post-Effective Amendment No. 9 to Registration Statement No. 33-4174, is incorporated herein by reference.

1.2 Resolution of the Executive Committee of the Board of Directors of IDS Life of New York establishing Account 9 on Feb. 12, 1986, filed electronically as Exhibit 1.2 to Post-Effective Amendment No. 9 to Registration Statement No. 33-4174, is incorporated herein by reference.

1.3 Resolution of the Board of Directors of IDS Life Insurance Company of New York establishing Accounts 10 and 11 on Oct. 8, 1991, filed electronically as Exhibit 1.3 to Post-Effective Amendment No. 10 to Registration Statement No. 33-4174 is incorporated herein by reference.

1.4 Consent in Writing in Lieu of Meeting of Board of Directors of IDS Life Insurance Company of New York establishing Accounts 12, 13 and 14 on April 17, 1996, filed electronically as Exhibit 1.4 to Post-Effective Amendment No. 13 to Registration Statement No. 33-4174, is incorporated herein by reference.

1.5 Consent in Writing in Lieu of Meeting of Board of Directors of IDS Life Insurance Company of New York establishing Accounts 15, 16, 17, 18 and 19 on March 29, 2001 is filed electronically as Exhibit 1.5 to Post- Effective Amendment No. 18 to Registration Statement No. 33-4174, is incorporated herein by reference.

1.6 Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of Merger and subsequent name changes, dated Aug. 29, 2006, filed electronically as

         Exhibit 1.11 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

1.7 Unanimous Consent in Writing effective Jan. 2, 2007 of the Board of Directors of IDS Life Insurance Company of New York (now known as RiverSource Life Insurance Co. of New York) renaming IDS Life of New York Accounts 4, 5, 6, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18 and 19 to
         the new name RiverSource of New York Account 4 filed electronically as
         Exhibit 1.7 to Post-Effective Amendment No. 25 to Registration Statement No. 33-4174 is incorporated herein by reference.

2.       Not applicable.

3.1 Form of Variable Annuity and Life Insurance Distribution Agreement, filed electronically as Exhibit 3 to Post-Effective Amendment No. 9 to Registration Statement No. 33-4174, is incorporated herein by reference.

3.2 Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource of New York Variable Annuity Account 2 (previously ACL Variable Annuity Account
         2), RiverSource Endeavor Select(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity and RiverSource Innovations(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.1 Copy of form of Qualified Deferred Annuity Contract (form 39192), filed electronically as Exhibit 4.1 to Post-Effective Amendment No. 9 to Registration Statement No. 33-4174, is incorporated herein by reference.

4.2 Copy of form of Non-Qualified Deferred Annuity Contract (form 39191), filed electronically as Exhibit 4.2 to Post-Effective Amendment No. 9 to Registration Statement No. 33-4174, is incorporated herein by reference.

4.3 Copy of form of Deferred Annuity Contract (IRA) (form 39192 IRA), filed electronically as Exhibit 4.3 to Post-Effective Amendment No. 9 to Registration Statement No. 33-4174, is incorporated herein by reference.

4.4 Copy of Company name change endorsement (form 139491) for RiverSource Life Insurance Co. of New York filed electronically as Exhibit 4.16 to Registrant's Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

5. Copy of Form of Application for IDS Flexible Annuity Contract of New York, filed electronically as Exhibit 5.2 to Post-Effective Amendment No. 9 to Registration Statement No. 33-4174, is incorporated herein by reference.

6.1 Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec. 31, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

7.       Not applicable.

8.1 Copy of Participation Agreement by and among Wells Fargo Variable Trust and RiverSource Life Insurance Co. of New York and Wells Fargo Distributors LLC dated Jan. 1, 2007, filed electronically as Exhibit
         8.25 to Post-Effective Amendment No. 23 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.2 Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h)(2) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.3 Copy of Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as
         Exhibit 8.23 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated herein by reference.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered, filed electronically herewith.

10. Consents of Independent Registered Public Accounting Firms, filed electronically herewith.

11.      None.

12.      Not applicable.

13. Power of Attorney to sign Amendments to this Registration Statement dated April 2, 2012, filed electronically as Exhibit 13 to RiverSource of New York Variable Annuity Account's Post-Effective Amendment No. 36 to Registration Statement No. 333-91691 filed on or about April 26, 2012 is incorporated by reference.

Item 25. Directors and Officers of the Depositor

Directors and Officers of the Depositor RiverSource Life Insurance Co. of New York
------------------------------------------------------------------------------------------------------
Name                       Principal Business Address*        Positions and Offices with Depositor
-------------------  ----------------------------------  ---------------------------------------------
Maureen A. Buckley   20 Madison Ave. Extension           Chairman of the Board, President and Chief
                     Albany, NY 12203                    Executive Officer

Gumer C. Alvero      1765 Ameriprise Financial Center    Director and Executive Vice President -
                     Minneapolis, MN 55474               Annuities

Richard N. Bush                                          Senior Vice President - Corporate Tax

Douglas K. Dunning                                       Director

Steve M. Gathje                                          Senior Vice President and Chief Actuary

Mark Gorham                                              Director and Vice President - Insurance
                                                         Product Development

Robert R. Grew       Carter, Ledyard & Milburn           Director
                     2 Wall Street
                     New York, NY 10005-2072

Ronald L. Guzior     Bollam, Sheedy, Torani              Director
                     & Co. LLP CPA's
                     26 Computer Drive West
                     Albany, NY 12205

James L. Hamalainen                                      Senior Vice President and Treasurer

Jean B. Keffeler     1010 Swingley Rd.                   Director
                     Livingston, MT 59047

Jeryl A. Millner     138 Ameriprise Financial Center     Director
                     Minneapolis, MN 55474

Thomas R. Moore                                          Secretary

Thomas V. Nicolosi   Ameriprise Financial Services Inc.  Director
                     Suite 220
                     500 Mamaroneck Avenue
                     Harrison, NY 10528

* Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474


Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.             02/13/2012

Parent Company                                                      Incorp State
--------------                                                      ------------
Ameriprise Financial, Inc.                                          DE

Subsidiary Name                                                     Incorp State
---------------                                                     ------------
Ameriprise Advisor Capital, LLC                                     DE
Ameriprise Bank, FSB                                                NY
Ameriprise Capital Trust I                                          DE
Ameriprise Capital Trust II                                         DE
Ameriprise Capital Trust III                                        DE
Ameriprise Capital Trust IV                                         DE
Ameriprise Captive Insurance Company                                VT
Ameriprise Certificate Company                                      DE
      Investors Syndicate Development Corporation                   NV
Ameriprise Holdings, Inc.                                           DE
Ameriprise India Private Limited                                    India
      Ameriprise India Insurance Brokers Services Private Limited*  India
Ameriprise Trust Company                                            MN
AMPF Holding Corporation                                            MI
      American Enterprise Investment Services Inc.**                MN
      Ameriprise Financial Services, Inc.**                         DE
      AMPF Property Corporation                                     MI
      AMPF Realty Corporation                                       MI
Columbia Management Investment Advisers, LLC                        MN
      Advisory Capital Strategies Group Inc.                        MN
      Columbia Wanger Asset Management, LLC                         DE
      GA Legacy, LLC                                                DE
      J.& W. Seligman & Co. Incorporated                            DE
            Columbia Management Investment Distributors, Inc.**     NY
            Columbia Research Partners LLC                          DE
            Seligman Focus Partners LLC                             DE
            Seligman Global Technology Partners LLC                 DE
            Seligman Health Partners LLC                            DE
            Seligman Health Plus Partners LLC                       DE
            Seligman Partners LLC                                   DE
      RiverSource CDO Seed Investment, LLC                          MN
      WAM Acquisition GP, Inc.                                      DE
Columbia Management Investment Services Corp.                       MN
IDS Management Corporation                                          MN
      IDS Futures Corporation                                       MN
IDS Property Casualty Insurance Company                             WI
      Ameriprise Auto & Home Insurance Agency, Inc.                 WI
      Ameriprise Insurance Company                                  WI
RiverSource Distributors, Inc.**                                    DE
RiverSource Life Insurance Company                                  MN
      RiverSource Life Insurance Co. of New York                    NY
            RiverSource NY REO, LLC                                 NY
      RiverSource REO 1, LLC                                        MN
      RiverSource Tax Advantaged Investments, Inc.                  DE
            AEXP Affordable Housing Porfolio LLC                    DE
Threadneedle Asset Management Holdings Sarl                         Luxembourg
      (See separate Threadneedle subsidiary list.)

* This entity has three shareholders: Ameriprise Financial, Inc. (19%), Ameriprise India Private Limited (7%), and personally owned by T.D. Chadrasekhar (74%) as required by India law.

**    Registered Broker-Dealer

Item 27. Number of Contractowners

         On March 31, 2012, there were 3,213 qualified contracts and 2,352 non-qualified contracts in RiverSource of New York Account 4 for RiverSource Flexible Annuity.

Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

PRINCIPAL UNDERWRITERS.

RiverSource Distributors Inc. acts as principal underwriter, depositor or sponsor for:

RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal    Positions and Offices
Business Address*     with Underwriter
-------------------   ----------------------------------
Lynn Abbott           President

Gumer C. Alvero       Director and Vice President

Thomas R. Moore       Secretary

Jon Stenberg          Director

David K. Stewart      Chief Financial Officer

William F. Truscott   Chairman of the Board and
                      Chief Executive officer

John R. Woerner       Vice President

*     Business address is: 50611 Ameriprise Financial Center, Minneapolis,
      MN 55474

Item 29 (c)

RiverSource Distributors, Inc., the principal underwriter during Registrant's last fiscal year, was paid the following commissions:

                       NET UNDERWRITING
NAME OF PRINCIPAL      DISCOUNT AND        COMPENSATION
UNDERWRITER            COMMISSIONS         ON REDEMPTION   COMMISSIONS   COMPENSATION
-----------            -----------------   -------------   -----------   ------------
RiverSource            $26,901,811             None            None          None
Distributors, Inc.

Item 30.  Location of Accounts and Records

                  RiverSource Life Insurance Co. of New York
                  20 Madison Avenue Extension
                  Albany, NY  12203

Item 31.  Management Services

                  Not applicable.

Item 32.  Undertakings

         (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

         (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

         (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to IDS Life of New York Contract Owner Service at the address or phone number listed in the prospectus.

         (d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

         (e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Co. of New York, on behalf of the Registrant, certifies that it meets the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 26th day of April, 2012.

                                 RiverSource of New York Account 4
                                 (Registrant)

                                 By RiverSource Life Insurance Co. of New York
                                 ----------------------------------------------
                                (Sponsor)

                                 By /s/ Maureen A. Buckley*
                                 ----------------------------
                                 Maureen A. Buckley
                                 President and Chief Executive Officer

As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the 26 day of April, 2012.


/s/  Maureen A. Buckley*            Chairman of the Board, President and
------------------------------      Chief Executive Officer
     Maureen  A.  Buckley


/s/  Gumer C. Alvero*               Director and Executive Vice President -
------------------------------      Annuities
     Gumer C. Alvero

/s/  Richard N. Bush*               Senior Vice President - Corporate Tax
------------------------------
     Richard N. Bush

/s/  Douglas K. Dunning*            Director
------------------------------
     Douglas K. Dunning

/s/  Steve M. Gathje*               Senior Vice President and Chief Actuary
------------------------------
     Steve M. Gathje

/s/  Mark Gorham*                   Director and Vice President - Insurance
------------------------------      Product Development
     Mark Gorham

/s/  Robert R. Grew*                Director
------------------------------
     Robert R. Grew

/s/  Ronald L. Guzior*              Director
------------------------------
     Ronald L. Guzior

/s/  James L. Hamalainen*           Senior Vice President and Treasurer
------------------------------
     James L. Hamalainen

/s/  Jean B. Keffeler*              Director
------------------------------
     Jean B. Keffeler

/s/  Jeryl A. Millner*              Director
------------------------------
     Jeryl A. Millner

/s/  Thomas V. Nicolosi*            Director
------------------------------
     Thomas V. Nicolosi

-------------
* Signed pursuant to Power of Attorney dated April 2, 2012 filed electronically as Exhibit 13 to Post-Effective Amendment No.36 to Registration Statement No. 333-91691, by:


/s/ Dixie Carroll
--------------------------
    Dixie Carroll
    Assistant General Counsel

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 30

   This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A.

        The prospectus for RiverSource Flexible Annuity (New York).

Part B.

        Statement of Additional Information.

        Financial Statements.

Part C.

        Other Information.

        The signatures.


Exhibits.

                                EXHIBIT INDEX

9. Opinion of counsel and consent to its use as to the legality of the securities being registered.

10. Consents of Independent Registered Public Accounting Firms.